UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22686

Blackstone / GSO Strategic Credit Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: 877-876-1121

Date of fiscal year end:      December 31

Date of reporting period:   January 1, 2015 – December 31, 2015

Item 1.   Report to Stockholders.

GSO
CAPITAL PARTNERS
A Blackstone Company

Blackstone / GSO

Senior Floating Rate Term Fund (NYSE: BSL)
Long-Short Credit Income Fund (NYSE: BGX)
Strategic Credit Fund (NYSE: BGB)

Annual Report December 31, 2015

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Blackstone / GSO Funds	Manager Commentary
December 31, 2015 (Unaudited)

To Our Shareholders:

Returns across dollar-denominated asset classes were subpar in 2015 as macroeconomic factors caused investors to take a cautious approach in managing their portfolios. Concerns overhanging the markets included diverging monetary policy between the US and other major central banks, global growth concerns and falling commodity prices. The high yield and loan markets produced negative annual returns for the first time since the beginning of the financial crisis. The Barclays High Yield Index (“Barclays HYI”) lost 4.47% in 2015, the fourth-worst year in its 31-year history. The S&P/LSTA Leveraged Loan Index (“S&P LLI”) fared better but still fell 0.69%, representing only the second negative annual return in its 19-year history. Investment grade bonds performed roughly in line with the overall US bond market with the Barclays Aggregate gaining 0.55% and US investment grade corporate bonds losing 0.68%. Emerging market debt was one of the best asset classes, gaining 1.29%. Equity performance was mixed, led by large-cap equities (S&P 500 +1.37%).

Although the poor performance in 2015 was driven in part by fundamental developments, such as the commodity sell off, technicals played an important role as well. The three largest types of loan buyers stepped back during the year, which resulted in decreased demand. CLOs are the largest buyers of senior loans but production of CLOs slowed in 2015 to $97.9bn from a record $124.1bn the prior year.1 Next, mutual funds experienced additional outflows. According to JP Morgan, retail investors pulled $20.3bn from loan mutual funds and $13.4bn from high yield funds. Lastly, distressed hedge funds suffered outflows following poor performance in 2014 and 2015. The one source of demand we saw grow in 2015 was from institutions which typically focus on high-quality companies. The institutional inflows were not enough to offset the decline in demand from other investor types but were enough to stabilize high-quality loan valuations.

2015 Total Returns
US Loans (S&P/LSTA Leveraged Loan Index)	-0.69%
US High Yield Bonds (Barclays High Yield Index)	-4.47%
3-month Treasury Bills (BofA Merrill Lynch US 3-Month Treasury Bill Index)	0.05%
10-Year Treasuries (BofA Merrill Lynch 10-Year US Treasury Index)	0.91%
US Aggregate Bonds (Barclays US Aggregate Bond Index)	0.55%
US Investment Grade Bonds (Barclays US Corporate Investment Grade Index)	-0.68%
Emerging Markets (Barclays EM USD Aggregate Index)	1.29%
US Large Cap Equities (S&P 500® Index)	1.37%

Sources: Barclays, Bloomberg, S&P/LCD

Consequently, within high yield and senior loans, performance was uneven with double-B loans producing positive returns while the	Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

rest of the market closed in negative territory. According to S&P/LSTA, double-B loans manufactured a respectable 2.23% return last year, easily outpacing single-B loans (-0.82%) and triple-C loans (-8.43%). A similar trend occurred in high yield where the Barclays Ba Index outperformed its lower-rated counterparts, but even higher-quality bonds lost ground in 2015. Double-B bonds lost 1.00% while single-B bonds lost 4.72% and triple-C bonds lost 12.11%.

The Federal Reserve finally raised rates at its December 16 meeting, ending its 7-year zero interest rate policy. Even though lift off didn’t occur until the last month of the year, the effect of the Fed tightening has been felt since the second half of 2014 when the dollar began to strengthen and commodities commenced their precipitous decline. The Atlanta Federal Reserve estimates a Shadow Federal Funds Rate, which adjusts the actual Federal Funds Rate for other factors such as curve shape and quantitative easing. This measure bottomed at -3% in May 2014 and has been steadily rising ever since, closing 2015 at 0.2%. Even though we are at the beginning of the rate hike cycle, we are in the middle of the tightening phase.

Volatility will likely continue in 2016 as the factors influencing the market remain unresolved. One of the biggest questions for speculative-grade investors in 2016 will be the potential for a turn in the credit cycle. As mentioned above, triple-C paper dramatically underperformed in 2015, leaving valuations at multi-year lows. The average price of triple-C bonds was 71.57% of par at year end, the lowest price since May 2009. A similar story exists in senior loans, with triple-C loans trading at a 3  1⁄2-year low of 73.59% of par. Naturally, as funding costs rise for low-quality companies, the potential for increasing defaults becomes more likely. However, excluding commodities, default rates are expected to be 1.5% for both loans and high yield bonds, below their long-term averages of 3.3% and 3.6%, respectively.2

Loans remain attractively priced with only 1.3% of the market trading above par. Wall Street strategists forecast 2016 total returns for loans and high yield bonds of 2.5% to 5.5% and (2.5%) to 5.5%, respectively. With yields for investment grade products meager, investors still have to move lower in quality to obtain high yields, though active management and careful credit selection are critical. Loans have the potential to continue to benefit from the Fed’s expected rate hikes and offer investors attractive returns compared to other income-oriented products.

[1]	S&P/LCD.
[2]	JP Morgan.

Annual Report | December 31, 2015	1

Blackstone / GSO Funds	Manager Commentary
December 31, 2015 (Unaudited)

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary
December 31, 2015 (Unaudited)

Fund Overview

Blackstone / GSO Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the fund invests at least 80% of its total assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2020.

Portfolio Management Commentary

Fund Performance

BSL underperformed its key benchmark, the S&P LLI, on a Net Asset Value (“NAV”) per share basis for the periods of three months, six months, one year, three years, five years, and the life of the Fund since inception. On a share price basis, the Fund also underperformed its benchmark over those periods. The shares of the Fund traded at an average discount to NAV of 6.8% for the twelve months ended December 31, compared to its peer group average discount of 9.5% over the same time.1

NAV Performance Factors2

The Fund’s strong outperformance relative to its benchmark during the first half of 2015 was more than offset by underperformance during the extraordinarily challenging market conditions of the latter half of the year. For the full year, a significant portion of the Fund’s underperformance relative to the benchmark in 2015 was attributable to the outperformance of higher-rated (BB- or above), generally lower coupon loans, to which the Fund was under-allocated (8.6% vs. 44.7% for the benchmark). The Fund may rotate into higher quality loans as their spreads widen, though currently expects to remain under-allocated versus its benchmark. By sector, the Fund’s credit selection in consumer discretionary, telecom, and industrials, as well as over-allocations to utilities (7.4% versus 4.9% for the benchmark) and energy (5.3% versus 3.8%), were the top detractors from performance relative to its benchmark. This was partially offset by positive contributions from credit selection within utilities and energy. By issuer, the largest detractors of performance relative to the benchmark were Avaya and Sports Authority, which were partially offset by avoiding TXU.

Portfolio Activity and Positioning

Over the past year, BSL reduced its exposure to energy, oil and gas and retail, and increased its exposure to construction and building and banking, finance, insurance, and real estate companies. The Fund maintained a minimal cash balance throughout the period, decreased its allocation in high yield bonds, and increased its allocation into second lien loans, selectively increasing its triple-C assets. BSL continued to recover some of the portfolio loan spread lost last year, increasing the average loan spread 23 basis points and its average high yield bond coupon 42 basis points from the end of 2014.

As of December 31, 2015, the Fund held over 97% of its Managed Assets in bank loans and around 2% in high yield bonds. BSL’s investments represented the obligations of 166 companies diversified across 28 distinct industries, with an average position size representing 0.53% of Managed Assets and the top five industry groups representing 46% of total holdings of the Fund. High tech industries, business services and healthcare represent the Fund’s top industry weightings.

[1]	Average discount and peer group per Morningstar.
[2]	Industries per the Global Industry Classification Standard.

Annual Report | December 31, 2015	3

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary
December 31, 2015 (Unaudited)

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread^	5.39%
Weighted Average Bond Coupon	8.12%
Current Dividend Yield†	7.27%
Weighted Average Days to Reset	68
Effective Duration*	0.31
Average Position**	0.53%
Leverage**	32.98%

^	Spread over LIBOR inclusive of LIBOR floors.
†	Using current dividend rate of $0.090/share and market price/share as of December 31, 2015.
*	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
**	As a percentage of Managed Assets.

Top 10 Holdings*
Avaya Inc, Senior Secured First Lien Term B-7 Loan	2.09%
Numericable US LLC, Senior Secured First Lien USD Term B6 Loan	1.81%
Aspect Software Inc, Senior Secured First Lien Tranche B Non-PIK Term Loan	1.65%
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan	1.40%
Compuware Corporation, Senior Secured Second Lien Term Loan	1.37%
Microsemi Corporation, Senior Secured First Lien Term B Loan	1.36%
SESAC Holdco II LLC, Senior Secured First Lien Term Loan	1.33%
Sensus USA Inc, Senior Secured Second Lien Term Loan	1.32%
Crossmark Holdings Inc, Senior Secured First Lien Term Loan	1.25%
Inmar Inc, Senior Secured First Lien Initial Term Loan	1.18%
Top 10 Holdings	14.76%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	18.06%
Services - Business	8.58%
Healthcare and Pharmaceuticals	6.93%
Construction and Building	6.13%
Banking, Finance, Insurance and Real Estate	6.06%

BSL Total Return

	3	6	1	3	5	Since
	Month	Month	Year	Year†	Year†	Inception†
NAV	-5.86%	-9.07%	-5.19%	0.38%	2.87%	3.69%
Market Price	-4.12%	-9.97%	-4.72%	-3.67%	1.06%	1.53%
S&P/LSTA Leveraged Loan Index	-2.10%	-3.42%	-0.69%	2.04%	3.41%	4.16%

*	As a percentage of Managed Assets.
†	Annualized.
^	Industries per S&P.

4	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary
December 31, 2015 (Unaudited)

Fund Overview

Blackstone / GSO Long-Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first-and second-lien secured floating rate loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds. BGX may use financial leverage and derivatives in employing its long strategy for up to a total of 150% of net assets.

Portfolio Management Commentary

Fund Performance

BGX underperformed a composite weighting of the S&P LLI and the Barclays HYI (70% loans, 30% high yield bonds) on a NAV per share basis for the periods of three months, six months, one year, three years, and the life of the Fund since inception. On a share price basis, the Fund also underperformed its benchmark over those periods. The shares of the Fund traded at an average discount to NAV of 13.5% for the last twelve months ending December 31, compared to its peer group average discount of 12.5% over the same time. 1

NAV Performance Factors2

The Fund’s strong outperformance relative to its benchmark during the first half of 2015 was more than offset by underperformance during the extraordinarily challenging market conditions of the latter half of the year. For the full year, a significant portion of the Fund’s underperformance relative to the benchmark in 2015 was attributable to the outperformance of higher-rated (BB- or above), generally lower coupon loans, to which the Fund was under-allocated. The Fund may rotate into higher quality loans as their spreads widen, though currently expects to remain under-allocated versus its benchmark. By sector, the Fund’s credit selection in consumer discretionary, telecom, and industrials, as well as an over-allocation to utilities (6.6% versus 4.4% for the benchmark), were the top detractors from performance relative to its benchmark. This was partially offset by positive contributions from credit selection within utilities and energy, as well as an over-allocation to industrials (21.6% vs. 15.6% for the benchmark). By issuer, the largest detractors of performance relative to the benchmark were Avaya, Sports Authority and Payless, which were partially offset by avoiding TXU.

Portfolio Activity and Positioning

Over the year, BGX reduced its exposure to retail and energy, oil and gas, and increased its exposure to business services and utilities electric companies. The Fund also allocated more of its portfolio to high yield bonds while reducing its holdings of Secured Loans, which reduced the average rating of the Fund’s underlying positions. The Fund’s cash balance remained stable throughout the period. The portfolio average loan spread increased by 51 basis points, and the average high yield bond coupon increased by 45 basis points from the end of 2014.

As of December 31, 2015, 74% of BGX’s assets were invested in Secured Loans and 21% were invested in high yield bonds. The Fund also held two positions totaling 2% of its assets in the Ba3 rated tranche of collateralized loan obligations. In the aggregate, BGX’s positions represent the direct obligations of 177 companies diversified across 27 distinct industries, with an average position representing 0.50% of Managed Assets. The top five industry groups represented 47% of total holdings of the Fund.

[1]	Average discount and peer group per Morningstar.
[2]	Industries per the Global Industry Classification Standard.

Annual Report | December 31, 2015	5

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary
December 31, 2015 (Unaudited)

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread^	5.81%
Weighted Average Bond Coupon	8.75%
Current Dividend Yield†	8.72%
Weighted Average Days to Reset	65
Effective Duration*	0.93
Average Position**	0.50%
Long Positions***	145.70%
Short Positions***	0.00%
Net Positions***	145.70%
Leverage**	32.97%

^	Spread over LIBOR inclusive of LIBOR floors.
†	Using current dividend rate of $0.098/share and market price/share as of December 31, 2015.
*	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
**	As a percentage of Managed Assets.
***	As a percentage of net assets.

Top 10 Holdings*
Aspect Software Inc, Senior Secured First Lien Tranche B Non-PIK Term Loan	1.60%
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan	1.59%
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan	1.49%
Panda Sherman Power LLC, Senior Secured First Lien Term Loan	1.48%
Palace Entertainment Holdings LLC, Senior Secured Bond	1.35%
Symphony Ltd, Senior Secured Collateralized Loan Obligation	1.32%
Microsemi Corporation, Senior Secured First Lien Term B Loan	1.27%
Scientific Games Corp, Senior Secured Bond	1.26%
Lineage Logistics LLC, Senior Secured First Lien Term Loan	1.21%
Avago Technologies Cayman Finance Limited, Senior Secured First Lien Term B Loan	1.17%
Top 10 Holdings	13.74%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	15.35%
Services - Business	9.59%
Banking, Finance, Insurance and Real Estate	7.96%
Healthcare and Pharmaceuticals	7.26%
Utilities Electric	6.39%

BGX Total Return

	3	6	1	3	Since
	Month	Month	Year	Year†	Inception†
NAV	-6.66%	-10.44%	-6.04%	0.58%	2.89%
Market Price	-2.63%	-8.62%	-5.44%	-3.35%	-0.75%
70% S&P/LSTA Leveraged Loan Index & 30% Barclays US High Yield Index	-2.07%	-4.43%	-1.43%	2.08%	3.65%

*	As a percentage of Managed Assets.
†	Annualized.
^	Industries per S&P.

6	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Fund Summary
December 31, 2015 (Unaudited)

Fund Overview

Blackstone / GSO Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolios or loans and other fixed income instruments of predominantly US Corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance

BGB underperformed a composite weighting of the S&P LLI and the Barclays HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the periods of three months, six months, one year, three years, and the life of the Fund since inception. On a share price basis, the Fund outperformed its benchmark for the period of three months, and underperformed its benchmark for the periods of six months, one year, three years, and the life of the Fund since inception. The shares of the Fund traded at an average discount to NAV of 13.1% for the last twelve months ending December 31, compared to its peer group average discount of 12.6% over the same time. 1

NAV Performance Factors2

The Fund’s strong outperformance relative to its benchmark during the first half of 2015 was more than offset by underperformance during the extraordinarily challenging market conditions of the latter half of the year. For the full year, a significant portion of the Fund’s underperformance relative to the benchmark in 2015 was attributable to the outperformance of higher-rated (BB- or above), generally lower coupon loans, to which the Fund was under-allocated. The Fund may rotate into higher quality loans as their spreads widen, though currently expects to remain under-allocated versus its benchmark. By sector, the Fund’s credit selection in consumer discretionary, industrials, and telecom, as well as an over-allocation to energy (8.6% versus 6.2% for the benchmark), were the top detractors from performance relative to its benchmark. This was partially offset by positive contributions from credit selection within utilities and healthcare. By issuer, the largest detractors relative to the benchmark were Avaya and Modular Space, which were partially offset by avoiding TXU.

Portfolio Activity and Positioning

Over the past year, BGB decreased its exposure to energy, oil and gas and retail, and increased its exposure to business services and healthcare and pharmaceuticals companies. The Fund reduced its cash balance over the period. BGB allocated more of its portfolio to second-lien loans and high yield bonds by reducing its holdings of first-lien Senior Secured Loans, selectively increasing its triple-C assets. The portfolio average loan spread increased by 41 basis points and the average high yield bond coupon increased by 78 basis points from the end of 2014.

As of December 31, 2015, approximately 69% of BGB’s assets were invested in Senior Secured Loans and 30% were invested in high yield bonds. In the aggregate, BGB’s investments represent the direct obligations of 214 companies diversified across 27 distinct industries, with an average position representing 0.40% of Managed Assets. The top five industry groups represented 45% of total holdings of the Fund.

[1]	Average discount and peer group per Morningstar.
[2]	Industries per the Global Industry Classification Standard.

Annual Report | December 31, 2015	7

Blackstone / GSO Strategic Credit Fund	Fund Summary
December 31, 2015 (Unaudited)

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread^	5.74%
Weighted Average Bond Coupon	8.61%
Current Dividend Yield†	9.42%
Weighted Average Days to Reset	65
Effective Duration*	1.27
Average Position**	0.40%
Leverage**	32.77%

^	Spread over LIBOR inclusive of LIBOR floors.
†	Using current dividend rate of $0.105/share and market price/share as of December 31, 2015.
*	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
**	As a percentage of Managed Assets.

Top 10 Holdings*
Builders FirstSource Inc, Senior Unsecured Bond	1.48%
Microsemi Corporation, Senior Secured First Lien Term B Loan	1.47%
Aspect Software Inc, Senior Secured First Lien Tranche B Non-PIK Term Loan	1.43%
Kronos Incorporated, Senior Secured Second Lien Initial Term Loan	1.42%
Scientific Games Corp, Senior Secured Bond	1.38%
Avago Technologies Cayman Finance Limited, Senior Secured First Lien Term B Loan	1.35%
Coveris Holdings SA, Senior Unsecured Bond	1.30%
Palace Entertainment Holdings LLC, Senior Secured Bond	1.27%
P F Chang’s China Bistro Inc, Senior Unsecured Bond	1.10%
Monitronics International Inc, Senior Unsecured Bond	1.07%
Top 10 Holdings	13.27%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	17.42%
Services - Business	7.75%
Banking, Finance, Insurance and Real Estate	6.54%
Energy, Oil and Gas	6.57%
Healthcare and Pharmaceuticals	6.31%

BGB Total Return

	3	6	1	3	Since
	Month	Month	Year	Year†	Inception†
NAV	-7.21%	-11.84%	-7.42%	0.26%	0.76%
Market Price	-2.99%	-9.90%	-11.15%	-2.85%	-4.47%
75% S&P/LSTA Leveraged Loan Index & 25% Barclays US High Yield Index	-4.26%	-1.30%	0.25%	2.08%	2.51%

*	As a percentage of Managed Assets.
†	Annualized.
^	Industries per S&P.

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 145.62%
Aerospace and Defense - 4.08%
Landmark Aviation FBO Canada Inc, Senior Secured First Lien 2013 Specified Refinancing Canadian Term Loan, 4.750%, 10/25/2019	$92,578	$92,318
LM US Member LLC, Senior Secured First Lien 2013 Specified Refinancing US Term Loan, 4.750%, 10/25/2019	2,332,704	2,326,149
LM US Member LLC, Senior Secured Second Lien 2014 Specified Refinancing Term Loan, 8.250%, 01/25/2021	848,563	846,798
PRV Aerospace LLC, Senior Secured First Lien Term Loan, 6.500%, 05/09/2018	3,113,959	3,059,464
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	4,076,079	3,586,949

		9,911,678

Automotive - 2.06%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 09/01/2021	597,973	590,002
Dealer Tire LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	684,332	686,042
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	3,895,978	3,736,905

		5,012,949

Banking, Finance, Insurance and Real Estate - 8.82%
Acrisure LLC, Senior Secured First Lien Term B Loan, 6.500%, 05/19/2022	807,975	776,666
Alliant Holdings Intermediate LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/12/2022	785,526	768,590
AmWins Group LLC, Senior Secured First Lien New Term Loan, 5.250%, 09/06/2019	2,639,880	2,637,900
AssuredPartners Capital Inc, Senior Secured First Lien Term Loan, 5.750%, 10/24/2022	2,471,660	2,460,340
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	2,925,532	2,517,420
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 5.750%, 11/09/2018	670,691	662,308
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	3,821,003	2,617,387
DTZ US Borrower LLC, Senior Secured First Lien 2015-1 Converted Term Loan, 4.250%, 11/04/2021	4,331,359	4,233,904
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	1,551,236	1,296,570
TransFirst Inc, Senior Secured Second Lien Term Loan, 9.000%, 11/11/2022	600,000	589,500
Victory Capital Operating LLC, Senior Secured First Lien Initial Term Loan, 7.000%, 10/29/2021	1,020,408	989,796
York Risk Services Holding Corp (Onex York Finance LP), Senior Secured First Lien Initial Term Loan, 4.750%, 10/01/2021	1,984,925	1,881,956

		21,432,337

Beverage, Food and Tobacco - 3.60%
AdvancePierre Foods Inc, Senior Secured Second Lien Term Loan, 9.500%, 10/10/2017	2,160,000	2,124,900
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.250%, 02/15/2021	2,691,196	2,563,364
Fairway Group Acquisition Company, Senior Secured First Lien Term Loan, 5.000%, 08/17/2018	961,827	775,872
Supervalu Inc, Senior Secured First Lien New Term Loan, 4.500%, 03/21/2019	2,892,564	2,858,518
Winebow Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/01/2021	443,626	432,536

		8,755,190

Capital Equipment - 3.25%
LTI Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 04/18/2022	2,985,000	2,855,645
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	4,884,518	4,799,039
Unifrax I LLC, Senior Secured First Lien New Term Dollar Loan, 4.250%, 11/28/2018	239,035	230,669

		7,885,353

Chemicals, Plastics and Rubber - 3.79%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	2,996,074	2,942,250

Annual Report | December 31, 2015	9

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Chemicals, Plastics and Rubber (continued)
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	$2,659,909	$2,553,513
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 06/20/2022	1,333,333	1,315,420
Tekni-Plex Inc, Senior Secured First Lien Tranche B-1 Loan, 4.500%, 06/01/2022	741,615	732,037
Tekni-Plex Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 06/01/2023	1,730,769	1,670,192

		9,213,412

Construction and Building - 9.16%
Builders FirstSource Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 07/22/2022	3,295,183	3,266,351
C.H.I. Overhead Doors Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/29/2022	851,315	838,017
C.H.I. Overhead Doors Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 07/28/2023	2,631,579	2,473,684
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	5,127,437	5,091,135
Jeld-Wen Inc, Senior Secured First Lien Term B-1 Loan, 4.750%, 07/01/2022	974,569	960,559
Priso Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 4.500%, 05/09/2022	1,376,160	1,327,995
SRS Distribution Inc, Senior Secured First Lien Tranche B-1 Loan, 5.250%, 08/25/2022	782,228	777,093
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan, 6.500%, 03/14/2022	3,952,902	3,844,197
US LBM Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.250%, 08/20/2022	3,836,538	3,663,894

		22,242,925

Consumer Goods Durable - 1.96%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,038,592	998,025
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	1,856,250	1,842,328
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	2,120,314	1,921,535

		4,761,888

Consumer Goods Non Durable - 3.56%
FGI Operating Company LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	3,959,146	3,088,134
Indra Holdings Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 05/03/2021	959,544	897,173
Inmar Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 01/27/2021	4,387,727	4,291,746
SRAM LLC, Senior Secured First Lien Term Loan, L+3.00%, 04/10/2020(b)	448,677	373,523

		8,650,576

Containers, Packaging and Glass - 4.19%
Berlin Packaging LLC, Senior Secured First Lien Initial Term Loan, 4.530%, 10/01/2021	2,245,207	2,228,368
Bway Holding Company, Senior Secured First Lien Initial Term Loan, 5.500%, 08/14/2020	3,468,527	3,344,978
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 02/07/2022	335,287	331,305
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	2,461,064	2,393,385
Pelican Products Inc, Senior Secured First Lien New Term Loan, 5.250%, 04/10/2020	444,241	437,022
Reynolds Group Holdings Inc, Senior Secured First Lien Incremental US Term Loan, 4.500%, 12/01/2018	1,462,031	1,450,305

		10,185,363

Energy Electricity - 1.07%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	2,739,323	2,600,070

Energy, Oil and Gas - 5.79%
Ascent Resources - Marcellus LLC, Senior Secured First Lien Term Loan, 5.250%, 08/04/2020	1,481,481	420,370
CITGO Holding Inc, Senior Secured First Lien Term Loan, 9.500%, 05/12/2018	2,584,201	2,573,425
Crestwood Holdings LLC, Senior Secured First Lien Tranche B-1 Term Loan, 7.000%, 06/19/2019	2,411,000	1,563,123
Drillships Ocean Ventures Inc, Senior Secured First Lien Term Loan, 5.500%, 07/26/2021	994,869	475,050
Jonah Energy Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	2,000,000	1,270,000

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Penn Products Terminals LLC, Senior Secured First Lien Tranche B Term Loan, 4.750%, 04/13/2022	$992,500	$937,913
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	5,084,797	3,110,192
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	673,777	412,126
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	411,547	251,729
Templar Energy LLC, Senior Secured Second Lien Term Loan, 8.500%, 11/25/2020	3,000,000	363,750
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 5.000%, 05/24/2021	1,894,231	1,305,438
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,624,860	1,373,007

		14,056,123

Environmental Industries - 0.89%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,046,234	1,585,831
Infiltrator Water Technologies LLC, Senior Secured First Lien Term B Loan, 5.250%, 05/27/2022	568,571	566,619

		2,152,450

Forest Products and Paper - 0.16%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	401,937	386,865

Healthcare and Pharmaceuticals - 10.34%
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	1,937,938	1,896,757
Concordia Healthcare Corp, Senior Secured First Lien Dollar Term Loan, 5.250%, 10/21/2021	3,806,854	3,666,495
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/01/2021	250,287	242,466
Curo Health Services Holding Inc, Senior Secured First Lien Term B Loan, 6.500%, 02/07/2022	1,417,857	1,406,337
Genoa a QoL Healthcare Company LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/29/2022	1,338,597	1,305,132
Greatbatch Ltd, Senior Secured First Lien Term B Loan, 5.250%, 10/27/2022	2,395,210	2,378,000
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	865,120	859,713
National Mentor Holdings Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 01/29/2021	1,069,041	1,038,755
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	4,628,218	4,130,685
Onex Schumacher Finance LP, Senior Secured First Lien Initial Term Loan, 5.000%, 08/01/2022	717,303	709,829
Physio-Control International Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 06/06/2022	1,506,276	1,481,799
Progressive Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 10/22/2020	1,469,388	1,454,694
Progressive Solutions LLC, Senior Secured Second Lien Initial Term Loan, 9.500%, 10/22/2021	1,000,000	990,000
Smile Brands Group Inc, Senior Secured First Lien Term B Non-PIK Loan, 9.000%, 08/16/2019	3,969,980	2,874,266
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/03/2020	675,000	668,810

		25,103,738

High Tech Industries - 26.98%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 5.500%, 07/31/2019	464,356	462,963
Aspect Software Inc, Senior Secured First Lien Tranche B Non-PIK Term Loan, 7.500%, 05/09/2016	6,463,706	5,984,325
Avago Technologies Cayman Finance Limited, Senior Secured First Lien Term B Loan, L+3.50%, 11/11/2022(b)	3,217,523	3,189,627
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	1,410,714	1,358,257
Blue Coat Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 05/20/2022	2,939,836	2,849,201
BMC Software Finance Inc, Senior Secured First Lien Initial US Term Loan, 5.000%, 09/10/2020	3,871,848	3,202,561

Annual Report | December 31, 2015	11

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

High Tech Industries (continued)
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan, 6.250%, 12/15/2021	$994,975	$930,714
Compuware Corporation, Senior Secured Second Lien Term Loan, 9.250%, 12/15/2022	5,500,000	4,977,500
Epicor Software Corporation, Senior Secured First Lien Term B Loan, 4.750%, 06/01/2022	2,848,431	2,787,390
Global Healthcare Exchange LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 08/15/2022	1,169,483	1,162,910
Hyland Software Inc, Senior Secured First Lien Term Loan, 4.750%, 07/01/2022	199,947	197,448
Informatica Corp, Senior Secured First Lien Dollar Term Loan, 4.500%, 08/05/2022	3,237,456	3,124,727
Kronos Incorporated, Senior Secured Second Lien Initial Term Loan, 9.750%, 04/30/2020	4,000,000	3,995,000
MA FinanceCo LLC, Senior Secured First Lien Initial Tranche B Term Loan, 5.250%, 11/19/2021	3,499,008	3,478,242
Microsemi Corporation, Senior Secured First Lien Term B Loan, L+4.00%, 12/17/2022(b)	5,011,933	4,934,248
MSC Software Corporation, Senior Secured Second Lien Term Loan, 8.500%, 05/31/2021	1,500,000	1,320,000
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	2,800,000	2,548,000
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	2,686,364	2,648,298
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	875,000	809,375
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2021	1,781,971	1,753,013
Rocket Software Inc, Senior Secured First Lien Term Loan, 5.750%, 02/08/2018	546,778	545,326
Sophia LP, Senior Secured First Lien Closing Date Term Loan, 4.750%, 09/30/2022	1,995,000	1,975,050
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	3,076,603	3,038,915
TIBCO Software Inc, Senior Secured First Lien Term Loan, 6.500%, 12/04/2020	1,724,913	1,571,827
TTM Technologies Inc, Senior Secured First Lien Term B Loan, 6.000%, 05/31/2021	2,359,423	2,141,177
Vertafore Inc, Senior Secured First Lien New Term Loan, 4.250%, 10/03/2019	1,552,950	1,542,273
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	3,000,000	2,989,695

		65,518,062

Hotels, Gaming and Leisure - 4.01%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 7.750%, 07/29/2022	3,812,600	3,534,280
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	1,892,097	1,851,890
Scientific Games International Inc, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	2,745,378	2,511,527
SMG, Senior Secured First Lien Term Loan, 4.500%, 02/27/2020	1,849,075	1,838,674

		9,736,371

Media Advertising, Printing and Publishing - 1.97%
Penton Media Inc, Senior Secured First Lien B-1 Term Loan, 4.750%, 10/03/2019	1,990,362	1,979,166
Southern Graphics Inc, Senior Secured First Lien New Term Loan, 4.250%, 10/17/2019	2,852,083	2,809,302

		4,788,468

Media Broadcasting and Subscription - 7.56%
Altice Financing SA, Senior Secured First Lien Dollar Denominated Tranche Loan, 5.250%, 02/04/2022	1,417,027	1,413,931
Cumulus Media Holdings Inc, Senior Secured First Lien Term Loan, L+3.25%, 12/23/2020(b)	2,000,000	1,530,000
Neptune Finco Corp, Senior Secured First Lien Initial Term Loan, 5.000%, 10/09/2022	2,739,726	2,740,589
Numericable US LLC, Senior Secured First Lien USD Term B6 Loan, 4.750%, 02/10/2023	6,793,479	6,544,803
SESAC Holdco II LLC, Senior Secured First Lien Term Loan, 5.250%, 02/08/2019	4,886,842	4,828,811
Univision Communications Inc, Senior Secured First Lien 2013 Incremental Term Loan, 4.000%, 03/01/2020	1,334,955	1,308,497

		18,366,631

Metals and Mining - 1.99%
Arch Coal Inc, Senior Secured First Lien Term Loan, 6.250%, 05/16/2018	2,461,822	1,109,876
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 4.750%, 11/08/2019	870,594	814,006
Murray Energy Corporation, Senior Secured First Lien Term B-1 Loan, 7.000%, 04/17/2017	2,600,799	2,015,619

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Metals and Mining (continued)
Murray Energy Corporation, Senior Secured First Lien Term B-2 Loan, 7.500%, 04/16/2020	$1,372,291	$883,659

		4,823,160

Retail - 6.55%
Albertson’s LLC, Senior Secured First Lien Term B-2 Loan, 5.500%, 03/21/2019	974,709	972,881
Ascena Retail Group Inc, Senior Secured First Lien Tranche B Term Loan, 5.250%, 08/19/2022	2,445,652	2,298,913
DBP Holding Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 10/11/2019	3,246,234	2,704,113
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	1,033,270	1,012,605
Neiman Marcus Group Ltd LLC, Senior Secured First Lien Other Term Loan, 4.250%, 10/26/2020	1,000,000	888,020
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	2,167,000	1,532,069
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,979,360	1,160,400
Spencer Gifts LLC, Senior Secured First Lien B-1 Term Loan, 5.250%, 07/16/2021	3,970,000	3,838,494
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	4,611,833	1,510,375

		15,917,870

Services - Business - 12.83%
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 07/25/2022	2,750,000	2,480,885
BarBri Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 07/17/2019	2,776,837	2,355,688
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	6,119,637	4,538,720
eResearch Technology Inc, Senior Secured First Lien Term Loan, 5.500%, 05/08/2022	1,773,333	1,742,300
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/23/2021	1,306,194	1,247,415
PowerTeam Services LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 05/06/2020	2,861,696	2,791,341
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	2,075,472	1,888,679
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	2,818,182	2,564,545
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 6.250%, 02/07/2019	2,341,348	2,300,375
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,226,557	1,210,459
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	500,000	489,688
TravelCLICK Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 05/12/2021	2,223,226	2,145,413
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	2,750,000	2,585,000
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan, 4.500%, 06/06/2019	1,989,770	1,915,153
US Security Associates Holdings Inc, Senior Secured First Lien Delayed Draw Term Loan, 6.250%, 07/28/2017	101,977	101,977
US Security Associates Holdings Inc, Senior Secured First Lien Term B Loan, 6.250%, 07/28/2017	808,908	808,908

		31,166,546

Services - Consumer - 3.13%
Learning Care Group (US) No. 2 Inc, Senior Secured First Lien Term Loan, 5.000%, 05/05/2021	1,459,259	1,453,335
Monitronics International Inc, Senior Secured First Lien Term B-1 Loan, 4.500%, 04/11/2022	767,845	733,292
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 03/31/2021	936,423	917,695
NVA Holdings Inc, Senior Secured First Lien Term Loan, 4.750%, 08/16/2021	538,119	535,429
NVA Holdings Inc, Senior Secured Second Lien Term Loan, 8.000%, 08/14/2022	652,088	641,220
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	1,378,947	1,324,362
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,064,454	1,988,585

		7,593,918

Annual Report | December 31, 2015	13

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Telecommunications - 6.43%
Avaya Inc, Senior Secured First Lien Term B-7 Loan, 6.250%, 05/29/2020	$10,775,970	$7,561,121
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	2,504,378	2,473,073
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	3,902,310	3,887,676
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,970,000	1,694,200

		15,616,070

Transportation Cargo - 0.62%
Navistar International Corporation, Senior Secured First Lien Tranche B Term Loan, 6.500%, 08/07/2020	1,714,286	1,518,574

Transportation Consumer - 1.93%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	4,045,660	3,701,778
Travelport Finance (Luxembourg) Sarl, Senior Secured First Lien Initial Term Loan, 5.750%, 09/02/2021	997,481	978,624

		4,680,402

Utilities Electric - 8.90%
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	884,019	880,704
Chief Power Finance LLC, Senior Secured First Lien Term B Advance Loan, 5.750%, 12/31/2020	1,630,545	1,565,323
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/20/2021	2,254,429	1,630,708
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	2,030,075	1,583,459
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/18/2020	1,481,481	1,370,370
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 7.500%, 08/21/2020	3,470,588	3,227,647
Panda Sherman Power LLC, Senior Secured First Lien Term Loan, 9.000%, 09/14/2018	3,959,912	3,583,721
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	2,647,273	2,356,073
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	1,466,263	1,458,932
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	4,195,419	2,953,575
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.500%, 10/02/2021	1,013,124	995,394

		21,605,906

TOTAL FLOATING RATE LOAN INTERESTS (Cost $390,264,962)		353,682,895

CORPORATE BONDS - 2.70%
Banking, Finance, Insurance and Real Estate - 0.25%
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(c)	650,000	597,187

Consumer Goods Durable - 0.06%
Apex Tool Group LLC, Senior Unsecured Bond, 7.000%, 02/01/2021(c)	200,000	155,000

Containers, Packaging and Glass - 1.34%
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(c)	3,700,000	3,246,750

Energy, Oil and Gas - 0.47%
Oneok Inc, Senior Unsecured Bond, 7.500%, 09/01/2023	750,000	626,250
Sanchez Energy Corp, Senior Unsecured Bond, 6.125%, 01/15/2023	950,000	517,750

		1,144,000

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Retail - 0.15%
Nine West Holdings Inc, Senior Unsecured Bond, 8.250%, 03/15/2019(c)	$1,800,000	$378,000

Services - Consumer - 0.33%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	1,000,000	797,500

Telecommunications - 0.10%
Avaya Inc, Senior Secured Bond, 10.500%, 03/01/2021(c)	700,000	241,500

TOTAL CORPORATE BONDS (Cost $9,387,146)		6,559,937

	Shares	Market Value

COMMON STOCK - 0.19%
Consumer Goods Durable - 0.19%
New MMI Holdings Inc(d)	28,009	$457,471

TOTAL COMMON STOCK (Cost $1,125,088)		457,471

Total Investments - 148.51% (Cost $400,777,196)		360,700,303

Assets in Excess of Other Liabilities - 0.69%		1,673,563

Leverage Facility - (49.20)%		(119,500,000)

Net Assets - 100.00%		$242,873,866

Amounts above are shown as a percentage of net assets as of December 31, 2015.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of December 31, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $4,618,437, which represents approximately 1.90% of net assets as of December 31, 2015. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(d)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | December 31, 2015	15

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 110.82%
Aerospace and Defense - 3.92%
Camp International Holding Company, Senior Secured Second Lien 2013 Replacement Term Loan, 8.250%, 12/02/2019	$987,409	$961,900
Jazz Acquisition Inc, Senior Secured Second Lien Term Loan, 7.750%, 06/19/2022	1,732,833	1,559,550
Landmark Aviation FBO Canada Inc, Senior Secured First Lien 2013 Specified Refinancing Canadian Term Loan, 4.750%, 10/25/2019	61,719	61,545
LM US Member LLC, Senior Secured First Lien 2013 Specified Refinancing US Term Loan, 4.750%, 10/25/2019	1,555,136	1,550,766
LM US Member LLC, Senior Secured Second Lien 2014 Specified Refinancing Term Loan, 8.250%, 01/25/2021	1,897,181	1,893,235
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	1,837,500	1,617,000

		7,643,996

Automotive - 0.86%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 09/01/2021	448,480	442,501
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	1,294,266	1,241,421

		1,683,922

Banking, Finance, Insurance and Real Estate - 5.81%
Acrisure LLC, Senior Secured First Lien Term B Loan, 6.500%, 05/19/2022	1,077,300	1,035,555
AmWins Group LLC, Senior Secured First Lien New Term Loan, 5.250%, 09/06/2019	1,979,910	1,978,425
AssuredPartners Capital Inc, Senior Secured First Lien Term Loan, 5.750%, 10/24/2022	728,745	725,407
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	2,050,064	1,764,080
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 5.750%, 11/09/2018	503,019	496,731
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	1,782,003	1,220,672
DTZ US Borrower LLC, Senior Secured Second Lien Initial Term Loan, 9.250%, 11/04/2022	1,956,522	1,936,957
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	255,551	213,597
TransFirst Inc, Senior Secured First Lien Term B-1 Loan, 4.750%, 11/12/2021	637,087	633,105
TransFirst Inc, Senior Secured Second Lien Term Loan, 9.000%, 11/11/2022	600,000	589,500
Victory Capital Operating LLC, Senior Secured First Lien Initial Term Loan, 7.000%, 10/29/2021	765,306	742,347

		11,336,376

Beverage, Food and Tobacco - 2.58%
AdvancePierre Foods Inc, Senior Secured Second Lien Term Loan, 9.500%, 10/10/2017	2,500,000	2,459,375
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.250%, 02/15/2021	2,018,397	1,922,523
Winebow Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 12/31/2021	693,642	652,023

		5,033,921

Capital Equipment - 1.75%
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	3,242,894	3,186,144
Unifrax I LLC, Senior Secured First Lien New Term Dollar Loan, 4.250%, 11/28/2018	239,035	230,669

		3,416,813

Chemicals, Plastics and Rubber - 2.85%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	704,959	692,294
Emerald Performance Materials LLC, Senior Secured Second Lien Initial Term Loan, 7.750%, 08/01/2022	1,500,000	1,425,622
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	2,220,869	2,132,034
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 06/20/2022	211,846	208,999

16	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Chemicals, Plastics and Rubber (continued)
Tekni-Plex Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 06/01/2023	$1,153,846	$1,113,462

		5,572,411

Construction and Building - 5.81%
Builders FirstSource Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 07/22/2022	1,098,395	1,088,784
C.H.I. Overhead Doors Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 07/28/2023	2,105,263	1,978,947
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	1,980,000	1,965,982
Jeld-Wen Inc, Senior Secured First Lien Term B-1 Loan, 4.750%, 07/01/2022	745,259	734,545
Priso Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 4.500%, 05/09/2022	433,497	418,324
SRS Distribution Inc, Senior Secured First Lien Tranche B-1 Loan, 5.250%, 08/25/2022	834,668	829,189
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan, 6.500%, 03/14/2022	2,980,362	2,898,402
US LBM Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.250%, 08/20/2022	1,496,250	1,428,919

		11,343,092

Consumer Goods Durable - 2.99%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	2,691,778	2,586,637
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	1,856,250	1,842,328
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	1,550,419	1,405,067

		5,834,032

Consumer Goods Non Durable - 1.07%
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 8.000%, 01/27/2022	1,937,500	1,830,937
SRAM LLC, Senior Secured First Lien Term Loan, L+3.00%, 04/10/2020(b)	299,118	249,016

		2,079,953

Containers, Packaging and Glass - 1.04%
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 02/07/2022	335,287	331,305
Hilex Poly Co LLC, Senior Secured First Lien Term Loan, 6.000%, 12/06/2021	328,346	328,428
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	1,119,618	1,088,829
Pelican Products Inc, Senior Secured First Lien New Term Loan, 5.250%, 04/10/2020	296,161	291,348

		2,039,910

Energy, Oil and Gas - 5.43%
Blackbrush Oil & Gas LP, Senior Secured Second Lien Term Loan, 7.500%, 07/30/2021	1,327,434	1,071,903
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.500%, 05/17/2021	752,941	514,511
CITGO Holding Inc, Senior Secured First Lien Term Loan, 9.500%, 05/12/2018	1,474,291	1,468,144
Drillships Ocean Ventures Inc, Senior Secured First Lien Term Loan, 5.500%, 07/26/2021	1,989,739	950,100
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	2,017,530	1,835,952
Expro Finservices SARL, Senior Secured First Lien Initial Term Loan, 5.750%, 09/2/2021	1,979,950	1,337,298
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	1,578,403	965,454
Sheridan Investment Partners II LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	822,847	479,308
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	209,151	127,931
Sheridan Production Partners II-A LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	114,464	66,675
Sheridan Production Partners II-M LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	42,689	24,866

Annual Report | December 31, 2015	17

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	$127,751	$78,141
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 5.000%, 05/24/2021	1,894,231	1,305,438
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	434,907	367,496

		10,593,217

Environmental Industries - 1.63%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,046,234	1,585,831
Infiltrator Water Technologies LLC, Senior Secured First Lien Term B Loan, 5.250%, 05/27/2022	426,429	424,964
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	1,186,957	1,172,120

		3,182,915

Forest Products and Paper - 0.18%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	365,239	351,543

Healthcare and Pharmaceuticals - 9.32%
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	1,453,453	1,422,567
Concordia Healthcare Corp, Senior Secured First Lien Dollar Term Loan, 5.250%, 10/21/2021	1,355,140	1,305,176
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/01/2021	396,474	384,084
Genoa a QoL Healthcare Company LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/29/2022	1,252,698	1,221,380
Greatbatch Ltd, Senior Secured First Lien Term B Loan, 5.250%, 10/27/2022	1,796,407	1,783,500
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	576,747	573,142
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	4,856,535	4,334,458
Onex Schumacher Finance LP, Senior Secured First Lien Initial Term Loan, 5.000%, 08/01/2022	537,978	532,372
Physio-Control International Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 06/06/2022	1,317,992	1,296,574
Progressive Solutions LLC, Senior Secured Second Lien Initial Term Loan, 9.500%, 10/22/2021	2,000,000	1,980,000
Sage Products Holdings III LLC, Senior Secured Second Lien Initial Term Loan, 9.250%, 06/15/2020	150,943	151,446
Smile Brands Group Inc, Senior Secured First Lien Term B Non-PIK Loan, 9.000%, 08/16/2019	2,175,404	1,574,993
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/03/2020	450,000	445,874
Surgery Center Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 11/03/2021	1,257,653	1,194,770

		18,200,336

High Tech Industries - 22.63%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 5.500%, 07/31/2019	465,541	464,144
Ascend Learning LLC, Senior Secured Second Lien Term Loan, 9.500%, 11/30/2020	1,000,000	950,000
Aspect Software Inc, Senior Secured First Lien Tranche B Non-PIK Term Loan, 7.500%, 05/09/2016	5,019,065	4,646,826
Avago Technologies Cayman Finance Limited, Senior Secured First Lien Term B Loan, L+3.50%, 11/11/2022(b)	3,441,949	3,412,107
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	2,851,077	2,745,060
Blue Coat Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 05/20/2022	1,335,312	1,294,144
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan, 6.250%, 12/15/2021	4,957,444	4,637,267
EZE Software Group LLC, Senior Secured Second Lien Term Loan, 7.250%, 04/05/2021	470,905	444,612
Hyland Software Inc, Senior Secured Second Lien Term Loan, 8.250%, 07/03/2023	694,250	652,595
Informatica Corp, Senior Secured First Lien Dollar Term Loan, 4.500%, 08/05/2022	1,231,092	1,188,225

18	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

High Tech Industries (continued)
Kronos Incorporated, Senior Secured Second Lien Initial Term Loan, 9.750%, 04/30/2020	$3,000,000	$2,996,250
MA FinanceCo LLC, Senior Secured First Lien Initial Tranche B Term Loan, 5.250%, 11/19/2021	2,184,713	2,171,747
Microsemi Corporation, Senior Secured First Lien Term B Loan, L+4.00%, 12/17/2022(b)	3,758,950	3,700,686
MSC Software Corporation, Senior Secured Second Lien Term Loan, 8.500%, 05/31/2021	2,595,833	2,284,333
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	985,000	971,043
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	1,875,000	1,734,375
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2021	1,781,971	1,753,013
Sophia LP, Senior Secured First Lien Closing Date Term Loan, 4.750%, 09/30/2022	1,995,000	1,975,050
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	2,185,087	2,158,320
TIBCO Software Inc, Senior Secured First Lien Term Loan, 6.500%, 12/04/2020	1,293,684	1,178,870
TTM Technologies Inc, Senior Secured First Lien Term B Loan, 6.000%, 05/31/2021	2,013,051	1,826,844
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	1,000,000	996,565

		44,182,076

Hotels, Gaming and Leisure - 2.77%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 7.750%, 07/29/2022	2,717,400	2,519,030
Mood Media Corporation, Senior Secured First Lien Term Loan, 7.000%, 05/01/2019	1,269,631	1,210,910
Scientific Games International Inc, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	1,830,252	1,674,351

		5,404,291

Media Advertising, Printing and Publishing - 0.68%
Penton Media Inc, Senior Secured First Lien B-1 Term Loan, 4.750%, 10/03/2019	1,326,908	1,319,444

Media Broadcasting and Subscription - 3.66%
Altice Financing SA, Senior Secured First Lien Dollar Denominated Tranche Loan, 5.250%, 02/04/2022	1,047,368	1,045,080
Cumulus Media Holdings Inc, Senior Secured First Lien Term Loan, L+3.25%, 12/23/2020(b)	1,500,000	1,147,500
Neptune Finco Corp, Senior Secured First Lien Initial Term Loan, 5.000%, 10/09/2022	2,054,795	2,055,442
Numericable US LLC, Senior Secured First Lien USD Term B6 Loan, 4.750%, 02/10/2023	3,000,000	2,890,185

		7,138,207

Metals and Mining - 1.46%
Arch Coal Inc, Senior Secured First Lien Term Loan, 6.250%, 05/16/2018	2,461,822	1,109,876
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 4.750%, 11/08/2019	769,863	719,822
Murray Energy Corporation, Senior Secured First Lien Term B-1 Loan, 7.000%, 04/17/2017	458,965	355,697
Murray Energy Corporation, Senior Secured First Lien Term B-2 Loan, 7.500%, 04/16/2020	1,029,218	662,745

		2,848,140

Retail - 5.29%
Albertson’s LLC, Senior Secured First Lien Term B-4 Loan, 5.500%, 08/25/2021	1,523,036	1,512,763
Ascena Retail Group Inc, Senior Secured First Lien Tranche B Term Loan, 5.250%, 08/19/2022	2,038,043	1,915,761
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	712,453	698,203
Men’s Wearhouse Inc (The), Senior Secured First Lien Tranche B-1 Term Loan, 5.000%, 06/18/2021	1,363,636	1,162,500
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	788,000	557,116
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,319,573	773,600
Payless Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 03/11/2022	2,000,000	906,000
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	2,052,083	1,887,917

Annual Report | December 31, 2015	19

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Retail (continued)
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	$2,790,357	$913,842

		10,327,702

Services - Business - 12.23%
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, L+6.50%, 07/25/2022(b)	2,000,000	1,804,280
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	3,335,115	2,473,538
Crossmark Holdings Inc, Senior Secured Second Lien Term Loan, 8.750%, 12/21/2020	1,500,000	847,500
eResearch Technology Inc, Senior Secured First Lien Term Loan, 5.500%, 05/08/2022	1,330,000	1,306,725
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/23/2021	2,540,955	2,426,612
Neff Rental LLC, Senior Secured Second Lien Closing Date Term Loan, 7.250%, 06/09/2021	3,207,309	2,662,067
PowerTeam Services LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 05/06/2020	1,478,419	1,442,072
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	3,160,377	2,875,943
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 6.250%, 02/07/2019	1,560,899	1,533,583
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	817,705	806,972
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	1,900,000	1,860,813
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	3,000,000	2,820,000
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan, 4.500%, 06/06/2019	1,061,495	1,021,689

		23,881,794

Services - Consumer - 3.57%
California Pizza Kitchen Inc, Senior Secured First Lien Term Loan 5.250%, 03/29/2018	2,178,175	2,022,980
Monitronics International Inc, Senior Secured First Lien Term B-1 Loan, 4.500%, 04/11/2022	1,300,800	1,242,264
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 03/31/2021	702,317	688,271
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	689,474	662,181
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,434,442	2,344,976

		6,960,672

Telecommunications - 2.64%
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	1,779,897	1,757,648
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	1,701,906	1,695,524
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,970,000	1,694,200

		5,147,372

Transportation Cargo - 0.58%
Navistar International Corporation, Senior Secured First Lien Tranche B Term Loan, 6.500%, 08/07/2020	1,285,714	1,138,931

Transportation Consumer - 1.81%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	3,865,820	3,537,225

Utilities Electric - 8.26%
Astoria Energy LLC, Senior Secured First Lien Advance Term B Loan, 5.000%, 12/24/2021	538,215	530,589
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	385,071	383,626
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/20/2021	994,961	719,690
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	2,691,729	2,099,549

20	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Utilities Electric (continued)
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/18/2020	$740,741	$685,185
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 7.500%, 08/21/2020	1,470,588	1,367,647
Panda Sherman Power LLC, Senior Secured First Lien Term Loan, 9.000%, 09/14/2018	4,748,918	4,297,771
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	3,000,000	2,670,000
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	1,099,698	1,094,199
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	2,110,903	1,486,076
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.500%, 10/02/2021	810,499	796,315

		16,130,647

TOTAL FLOATING RATE LOAN INTERESTS ( Cost $237,611,107)		216,328,938

COLLATERALIZED LOAN OBLIGATIONS(a) - 3.00%

Banking, Finance, Insurance and Real Estate - 3.00%
Symphony Ltd, Senior Secured Collateralized Loan Obligation, Series 2014-14A, 4.921%, 07/14/2026(c)	4,700,000	3,840,944
Voya Ltd, Senior Secured Collateralized Loan Obligation, Series 2014-4A, 5.821%, 10/14/2026(c)	2,400,000	2,007,945

		5,848,889

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $6,519,117)		5,848,889

CORPORATE BONDS - 31.74%

Automotive - 0.98%
Omega US Sub LLC, Senior Unsecured Bond, 8.750%, 07/15/2023(c)	2,050,000	1,901,375

Banking, Finance, Insurance and Real Estate - 3.06%
HUB Holdings LLC, Senior Unsecured Bond, 8.125%, 07/15/2019(c)(d)	2,025,000	1,903,500
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(c)	1,300,000	1,194,375
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(c)	3,500,000	2,883,125

		5,981,000

Beverage, Food and Tobacco - 2.34%
Alphabet Holding Co Inc, Senior Unsecured Bond, 7.750%, 11/01/2017(d)	1,827,000	1,785,892
P F Chang’s China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(c)	3,377,000	2,786,025

		4,571,917

Capital Equipment - 0.97%
NWH Escrow Corp, Senior Secured Bond, 7.500%, 08/01/2021(c)	2,350,000	1,891,750

Chemicals, Plastics and Rubber - 1.00%
INEOS Group Holding SA, Senior Secured Bond, 5.875%, 02/01/2019(c)	1,000,000	973,750
Sawgrass Merg Sub, Senior Secured Bond, 8.750%, 12/15/2020(c)	1,500,000	982,500

		1,956,250

Construction and Building - 3.02%
Builders FirstSource Inc, Senior Unsecured Bond, 10.750%, 08/15/2023(c)	2,150,000	2,144,625
PriSo Acq Corp / Bldng Pro, Senior Unsecured Bond, 9.000%, 05/15/2023(c)	2,645,000	2,525,975

Annual Report | December 31, 2015	21

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Construction and Building (continued)
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(c)	$1,250,000	$1,231,250

		5,901,850

Consumer Goods Durable - 0.60%
Apex Tool Group LLC, Senior Unsecured Bond, 7.000%, 02/01/2021(c)	150,000	116,250
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)	1,000,000	1,050,000

		1,166,250

Consumer Goods Non Durable - 0.61%
Anna Merger Sub Inc, Senior Unsecured Bond, 7.750%, 10/01/2022(c)	1,345,000	1,190,325

Containers, Packaging and Glass - 0.91%
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(c)	2,030,000	1,781,325

Energy, Oil and Gas - 2.41%
Calumet Specialty Prod, Senior Unsecured Bond, 7.750%, 04/15/2023(c)	1,600,000	1,368,000
Comstock Resources Inc, Senior Unsecured Bond:
7.750%, 04/01/2019	1,000,000	155,000
9.500%, 06/15/2020	2,000,000	355,000
CSI Compressco LP / CSI Compressco Finance Inc, Senior Unsecured Bond, 7.250%, 08/15/2022	500,000	372,500
Dynegy Finance I / II Inc, Senior Unsecured Bond, 6.750%, 11/01/2019	650,000	614,250
Jupiter Resources Inc, Senior Unsecured Bond, 8.500%, 10/01/2022(c)	2,000,000	810,000
Oneok Inc, Senior Unsecured Bond, 7.500%, 09/01/2023	600,000	501,000
SandRidge Energy Inc, Senior Secured Bond, 8.750%, 06/01/2020(c)	1,750,000	533,750

		4,709,500

Forest Products and Paper - 0.32%
Tembec Industries Inc, Senior Secured Bond, 9.000%, 12/15/2019(c)	955,000	625,525

Healthcare and Pharmaceuticals - 1.51%
Concordia Healthcare Corp., Senior Unsecured Bond, 7.000%, 04/17/2023(c)	1,500,000	1,308,750
JLL / Delta Dutch Pledgeco BV, Senior Unsecured Bond, 8.750%, 05/01/2020(c)(d)	1,700,000	1,644,750

		2,953,500

High Tech Industries - 0.29%
BMC Software Inc, Senior Unsecured Bond, 7.250%, 06/01/2018	670,000	555,263

Hotels, Gaming and Leisure - 4.22%
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)	4,000,000	3,927,500
Scientific Games Corp, Senior Secured Bond, 8.125%, 09/15/2018	5,000,000	3,675,000
Scientific Games International Inc, Senior Secured Bond, 7.000%, 01/01/2022(c)	650,000	624,000

		8,226,500

Retail - 1.04%
Petco Holdings Inc, Senior Unsecured Bond, 8.500%, 10/15/2017(c)(d)	2,000,000	2,037,500

Services - Business - 2.06%
Cambium Learning Inc, Senior Secured Bond, 9.750%, 02/15/2017	1,500,000	1,513,125
Global A&T Electronics, Senior Unsecured Bond, 10.000%, 02/01/2019(c)	1,500,000	1,196,250
Modular Space Corp, Senior Secured Bond, 10.250%, 01/31/2019(c)	3,250,000	1,316,250

		4,025,625

22	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Services - Consumer - 1.74%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	$4,250,000	$3,389,375

Telecommunications - 2.61%
Avaya Inc, Senior Secured Bond, 10.500%, 03/01/2021(c)	7,050,000	2,432,250
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(c)	1,000,000	988,750
Frontier Communications, Senior Unsecured Bond 10.500%, 09/15/2022(c)	1,250,000	1,245,313
Windstream Corporation, Senior Unsecured Bond, 7.750%, 10/15/2020	500,000	423,125

		5,089,438

Transportation Consumer - 0.80%
Air Canada, Senior Unsecured Bond, 7.750%, 04/15/2021(c)	1,500,000	1,563,750

Utilities Electric - 1.25%
GenOn Energy Inc, Senior Secured Bond, 9.875%, 10/15/2020	2,100,000	1,564,500
RRI Energy Inc, Senior Unsecured Bond, 7.875%, 06/15/2017	1,000,000	875,000

		2,439,500

TOTAL CORPORATE BONDS
(Cost $77,762,334)		61,957,518

	Shares	Market Value

COMMON STOCK - 0.17%
Consumer Goods Durable - 0.17%
New MMI Holdings Inc(e)	20,481	$334,516

TOTAL COMMON STOCK (Cost $823,249)		334,516

Total Investments - 145.73% (Cost $322,715,807)		284,469,861

Assets in Excess of Other Liabilities - 3.45%		6,734,320

Leverage Facility - (49.18)%		(96,000,000)

Net Assets - 100.00%		$195,204,181

Amounts above are shown as a percentage of net assets as of December 31, 2015.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of December 31, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $52,027,377, which represents approximately 26.65% of net assets as of December 31, 2015. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(d)	Option to convert to pay-in-kind security.
(e)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | December 31, 2015	23

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 102.08%
Aerospace and Defense - 3.66%
Camp International Holding Company, Senior Secured First Lien 2013 Replacement Term Loan, 4.750%, 05/31/2019	$5,317,519	$5,177,934
Camp International Holding Company, Senior Secured Second Lien 2013 Replacement Term Loan, 8.250%, 12/02/2019	5,468,523	5,327,243
Landmark Aviation FBO Canada Inc, Senior Secured First Lien 2013 Specified Refinancing Canadian Term Loan, 4.750%, 10/25/2019	233,971	233,314
LM US Member LLC, Senior Secured First Lien 2013 Specified Refinancing US Term Loan, 4.750%, 10/25/2019	5,895,414	5,878,848
LM US Member LLC, Senior Secured Second Lien 2014 Specified Refinancing Term Loan, 8.250%, 01/25/2021	5,813,559	5,801,467
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	2,756,250	2,425,500

		24,844,306

Automotive - 1.84%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 09/01/2021	1,793,918	1,770,005
Dealer Tire LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	4,448,557	4,459,678
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	6,559,757	6,291,922

		12,521,605

Banking, Finance, Insurance and Real Estate - 4.70%
Acrisure LLC, Senior Secured First Lien Term B Loan, 6.500%, 05/19/2022	1,615,950	1,553,332
AmWins Group LLC, Senior Secured First Lien New Term Loan, 5.250%, 09/06/2019	2,653,146	2,651,156
AssuredPartners Capital Inc, Senior Secured First Lien Term Loan, 5.750%, 10/24/2022	2,914,980	2,901,629
Asurion LLC, Senior Secured First Lien Incremental Tranche B-1 Term Loan, 5.000%, 05/24/2019	3,670,526	3,449,157
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	5,763,158	4,959,197
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 5.750%, 11/09/2018	2,012,074	1,986,923
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	8,910,017	6,103,362
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	4,240,604	3,544,424
TransFirst Inc, Senior Secured Second Lien Term Loan, 9.000%, 11/11/2022	1,800,000	1,768,500
Victory Capital Operating LLC, Senior Secured First Lien Initial Term Loan, 7.000%, 10/29/2021	3,061,224	2,969,388

		31,887,068

Beverage, Food and Tobacco - 3.48%
AdvancePierre Foods Inc, Senior Secured Second Lien Term Loan, 9.500%, 10/10/2017	7,344,444	7,225,097
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.250%, 02/15/2021	7,695,377	7,329,847
Fairway Group Acquisition Company, Senior Secured First Lien Term Loan, 5.000%, 08/17/2018	3,386,512	2,731,781
Performance Food Group Inc, Senior Secured Second Lien Initial Term Loan, 6.250%, 11/14/2019	2,038,095	2,038,095
RGIS Services LLC, Senior Secured First Lien Extended Maturity Term Loan, 5.500%, 10/18/2017	2,924,051	2,083,386
Winebow Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 12/31/2021	2,387,283	2,244,046

		23,652,252

Capital Equipment - 0.82%
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	5,631,411	5,532,861

24	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Chemicals, Plastics and Rubber - 2.47%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	$1,762,397	$1,730,735
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	9,660,977	9,274,538
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 06/20/2022	762,644	752,398
Tekni-Plex Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 06/01/2023	5,192,308	5,010,577

		16,768,248

Construction and Building - 5.33%
Atkore International Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	4,137,000	3,878,438
Builders FirstSource Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 07/22/2022	3,295,183	3,266,351
C.H.I. Overhead Doors Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 07/28/2023	7,368,421	6,926,316
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	3,960,000	3,931,963
Jeld-Wen Inc, Senior Secured First Lien Term B-1 Loan, 4.750%, 07/01/2022	2,866,379	2,825,175
Priso Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 4.500%, 05/09/2022	1,733,986	1,673,297
SRS Distribution Inc, Senior Secured First Lien Tranche B-1 Loan, 5.250%, 08/25/2022	3,338,674	3,316,755
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan, 6.500%, 03/14/2022	4,988,185	4,851,010
US LBM Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.250%, 08/20/2022	5,754,808	5,495,841

		36,165,146

Consumer Goods Durable - 1.61%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,730,987	1,663,375
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	4,950,000	4,912,875
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	4,834,956	4,381,678

		10,957,928

Consumer Goods Non Durable - 1.87%
FGI Operating Company LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	1,944,776	1,516,926
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 8.000%, 01/27/2022	9,034,198	8,537,317
Reddy Ice Corporation, Senior Secured First Lien Term B Loan, 6.750%, 05/01/2019	1,949,875	1,608,042
SRAM LLC, Senior Secured First Lien Term Loan, L+3.00%, 04/10/2020(b)	1,246,325	1,037,566

		12,699,851

Containers, Packaging and Glass - 2.80%
Berlin Packaging LLC, Senior Secured Second Lien Initial Term Loan, 7.750%, 10/03/2022	428,571	409,286
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 02/07/2022	1,005,861	993,916
Hilex Poly Co LLC, Senior Secured First Lien Term Loan, 6.000%, 12/06/2021	5,293,333	5,294,657
Hilex Poly Co LLC, Senior Secured Second Lien Term Loan, 9.750%, 06/06/2022	3,789,078	3,637,515
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	8,196,563	7,971,158
Pelican Products Inc, Senior Secured First Lien New Term Loan, 5.250%, 04/10/2020	740,401	728,370

		19,034,902

Energy, Oil and Gas - 5.55%
Ascent Resources - Marcellus LLC, Senior Secured First Lien Term Loan, 5.250%, 08/04/2020	7,407,407	2,101,852
Blackbrush Oil & Gas LP, Senior Secured Second Lien Term Loan, 7.500%, 07/30/2021	6,212,389	5,016,504
Brock Holdings III Inc, Senior Secured Second Lien Initial Term Loan, 10.000%, 03/16/2018	3,833,333	2,951,666
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.500%, 05/17/2021	752,941	514,511
CITGO Holding Inc, Senior Secured First Lien Term Loan, 9.500%, 05/12/2018	5,042,326	5,021,300

Annual Report | December 31, 2015	25

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Crestwood Holdings LLC, Senior Secured First Lien Tranche B-1 Term Loan, 7.000%, 06/19/2019	$5,166,428	$3,349,550
Drillships Ocean Ventures Inc, Senior Secured First Lien Term Loan, 5.500%, 07/26/2021	3,316,231	1,583,501
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	1,540,971	1,402,283
Expro Finservices SARL, Senior Secured First Lien Initial Term Loan, 5.750%, 09/2/2021	1,594,788	1,077,152
Jonah Energy Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	7,246,575	4,601,575
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	5,581,217	3,413,835
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	739,557	452,361
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	451,726	276,305
Templar Energy LLC, Senior Secured Second Lien Term Loan, 8.500%, 11/25/2020	8,146,154	987,721
Utex Industries Inc, Senior Secured Second Lien New Term Loan, 8.250%, 05/23/2022	3,181,818	2,084,091
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,087,267	918,741
W3 Co, Senior Secured Second Lien Term Loan, 9.250%, 09/14/2020	3,385,430	1,907,131

		37,660,079

Environmental Industries - 0.73%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,728,312	2,114,442
Infiltrator Water Technologies LLC, Senior Secured First Lien Term B Loan, 5.250%, 05/27/2022	1,705,714	1,699,855
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	1,186,957	1,172,119

		4,986,416

Forest Products and Paper - 0.08%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	586,113	564,134

Healthcare and Pharmaceuticals - 7.95%
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	5,813,813	5,690,270
Concordia Healthcare Corp, Senior Secured First Lien Dollar Term Loan, 5.250%, 10/21/2021	5,420,561	5,220,705
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/01/2021	1,419,036	1,374,691
Genoa a QoL Healthcare Company LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/29/2022	1,030,791	1,005,022
Greatbatch Ltd, Senior Secured First Lien Term B Loan, 5.250%, 10/27/2022	7,185,629	7,134,000
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	1,153,493	1,146,284
National Mentor Holdings Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 01/29/2021	3,563,471	3,462,518
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	9,413,379	8,401,441
Onex Schumacher Finance LP, Senior Secured First Lien Initial Term Loan, 5.000%, 08/01/2022	2,151,910	2,129,487
Physio-Control International Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 06/06/2022	4,518,828	4,445,397
Progressive Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 10/22/2020	2,204,082	2,182,041
Progressive Solutions LLC, Senior Secured Second Lien Initial Term Loan, 9.500%, 10/22/2021	5,049,179	4,998,687
Sage Products Holdings III LLC, Senior Secured Second Lien Initial Term Loan, 9.250%, 06/15/2020	754,717	757,230
Smile Brands Group Inc, Senior Secured First Lien Term B Non-PIK Loan, 9.000%, 08/16/2019	4,072,158	2,948,243
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/03/2020	3,105,000	3,076,527

		53,972,543

26	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

High Tech Industries - 24.96%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 5.500%, 07/31/2019	$928,713	$925,927
Ascend Learning LLC, Senior Secured Second Lien Term Loan, 9.500%, 11/30/2020	1,000,000	950,000
Aspect Software Inc, Senior Secured First Lien Tranche B Non-PIK Term Loan, 7.500%, 05/09/2016	15,628,080	14,469,023
Avago Technologies Cayman Finance Limited, Senior Secured First Lien Term B Loan, L+3.50%, 11/11/2022(b)	13,767,796	13,648,430
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	10,277,788	9,895,608
Blue Coat Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 05/20/2022	5,341,246	5,176,576
BMC Software Finance Inc, Senior Secured First Lien Initial US Term Loan, 5.000%, 09/10/2020	2,038,957	1,686,503
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan, 6.250%, 12/15/2021	3,960,000	3,704,243
Compuware Corporation, Senior Secured Second Lien Term Loan, 9.250%, 12/15/2022	4,000,000	3,620,000
Epicor Software Corporation, Senior Secured First Lien Term B Loan, 4.750%, 06/01/2022	5,696,863	5,574,779
EZE Software Group LLC, Senior Secured Second Lien Term Loan, 7.250%, 04/05/2021	2,956,466	2,791,392
Flexera Software LLC, Senior Secured Second Lien Term Loan, 8.000%, 04/02/2021	2,000,000	1,888,330
Hyland Software Inc, Senior Secured Second Lien Term Loan, 8.250%, 07/03/2023	2,524,544	2,373,071
Informatica Corp, Senior Secured First Lien Dollar Term Loan, 4.500%, 08/05/2022	4,924,367	4,752,901
Kronos Incorporated, Senior Secured Second Lien Initial Term Loan, 9.750%, 04/30/2020	14,346,991	14,329,058
Landslide Holdings Inc, Senior Secured First Lien Term Loan, 5.000%, 02/25/2020	5,422,615	5,314,163
MA FinanceCo LLC, Senior Secured First Lien Initial Tranche B Term Loan, 5.250%, 11/19/2021	5,243,311	5,212,192
Microsemi Corporation, Senior Secured First Lien Term B Loan, L+4.00%, 12/17/2022(b)	15,035,800	14,802,745
MSC Software Corporation, Senior Secured Second Lien Term Loan, 8.500%, 05/31/2021	4,095,833	3,604,333
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	4,200,000	3,822,000
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	2,442,800	2,408,185
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	4,750,000	4,393,750
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2021	2,375,961	2,337,351
Rocket Software Inc, Senior Secured First Lien Term Loan, 5.750%, 02/08/2018	2,767,860	2,760,511
Serena Software Inc, Senior Secured First Lien Term Loan, 7.500%, 04/14/2020	950,000	907,250
Sophia LP, Senior Secured First Lien Closing Date Term Loan, 4.750%, 09/30/2022	8,983,630	8,893,793
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	8,740,349	8,633,280
TIBCO Software Inc, Senior Secured First Lien Term Loan, 6.500%, 12/04/2020	5,174,738	4,715,480
TTM Technologies Inc, Senior Secured First Lien Term B Loan, 6.000%, 05/31/2021	7,349,655	6,669,811
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	9,250,000	9,218,226

		169,478,911

Hotels, Gaming and Leisure - 2.28%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured First Lien Facilitiy B3 (USD) Term Loan, 4.750%, 07/30/2021	2,373,451	2,302,248
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 7.750%, 07/29/2022	4,000,000	3,708,000
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	2,838,145	2,777,834
Scientific Games International Inc, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	7,321,008	6,697,405

		15,485,487

Media Advertising, Printing and Publishing - 0.29%
Penton Media Inc, Senior Secured First Lien B-1 Term Loan, 4.750%, 10/03/2019	1,990,362	1,979,166

Media Broadcasting and Subscription - 3.46%
Cumulus Media Holdings Inc, Senior Secured First Lien Term Loan, 4.250%, 12/23/2020	7,721,961	5,907,300
Neptune Finco Corp, Senior Secured First Lien Initial Term Loan, 5.000%, 10/09/2022	8,219,178	8,221,767

Annual Report | December 31, 2015	27

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Media Broadcasting and Subscription (continued)
Numericable US LLC, Senior Secured First Lien USD Term B6 Loan, 4.750%, 02/10/2023	$9,750,000	$9,393,101

		23,522,168

Metals and Mining - 1.40%
Arch Coal Inc, Senior Secured First Lien Term Loan, 6.250%, 05/16/2018	5,908,373	2,663,701
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 4.750%, 11/08/2019	2,958,800	2,766,478
Murray Energy Corporation, Senior Secured First Lien Term B-1 Loan, 7.000%, 04/17/2017	1,835,858	1,422,790
Murray Energy Corporation, Senior Secured First Lien Term B-2 Loan, 7.500%, 04/16/2020	4,116,874	2,650,979

		9,503,948

Retail - 4.67%
Albertson’s LLC, Senior Secured First Lien Term B-2 Loan, 5.500%, 03/21/2019	2,680,120	2,675,095
Albertson’s LLC, Senior Secured First Lien Term B-4 Loan, 5.500%, 08/25/2021	3,970,000	3,943,222
Ascena Retail Group Inc, Senior Secured First Lien Tranche B Term Loan, 5.250%, 08/19/2022	6,929,348	6,513,587
DBP Holding Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 10/11/2019	5,937,368	4,945,828
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	2,349,811	2,302,814
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	4,932,406	3,487,211
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	6,597,866	3,867,999
Payless Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 03/11/2022	1,845,543	836,031
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	2,052,083	1,887,917
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	3,755,182	1,229,822

		31,689,526

Services - Business - 10.09%
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, L+6.50%, 07/25/2022(b)	6,750,000	6,089,445
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	7,964,551	5,907,029
Crossmark Holdings Inc, Senior Secured Second Lien Term Loan, 8.750%, 12/21/2020	4,000,000	2,260,000
eResearch Technology Inc, Senior Secured First Lien Term Loan, 5.500%, 05/08/2022	5,320,000	5,226,900
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/23/2021	4,755,362	4,541,371
FR Dixie Acquisition Corp, Senior Secured First Lien Initial Term Loan, 5.750%, 12/18/2020	5,157,895	3,430,000
Neff Rental LLC, Senior Secured Second Lien Closing Date Term Loan, 7.250%, 06/09/2021	6,112,791	5,073,617
Packaging Coordinators Inc, Senior Secured First Lien Term B Loan, 5.250%, 08/02/2021	2,230,451	2,216,510
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	8,481,132	7,717,830
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	3,545,455	3,226,364
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 6.250%, 02/07/2019	5,463,146	5,367,541
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	2,044,262	2,017,431
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	5,189,527	5,082,493
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	7,750,000	7,285,000
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan, 4.500%, 06/06/2019	3,212,751	3,092,273

		68,533,804

Services - Consumer - 2.03%
California Pizza Kitchen Inc, Senior Secured First Lien Term Loan 5.250%, 03/29/2018	4,589,842	4,262,815
Monitronics International Inc, Senior Secured First Lien Term B-1 Loan, 4.500%, 04/11/2022	3,429,873	3,275,528
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 03/31/2021	2,809,269	2,753,084

28	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Services - Consumer (continued)
NVA Holdings Inc, Senior Secured Second Lien Term Loan, 8.000%, 08/14/2022	$826,001	$812,235
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	2,757,895	2,648,724

		13,752,386

Telecommunications - 2.03%
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	3,559,794	3,515,297
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	4,120,908	4,105,455
IPC Corp, Senior Secured First Lien Term B-1 Loan, 5.500%, 08/06/2021	4,711,360	4,444,390
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,970,000	1,694,200

		13,759,342

Transportation Cargo - 0.73%
Navistar International Corporation, Senior Secured First Lien Tranche B Term Loan, 6.500%, 08/07/2020	5,571,429	4,935,366

Transportation Consumer - 1.00%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	7,413,311	6,783,180

Utilities Electric - 6.25%
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	447,758	446,079
Chief Power Finance LLC, Senior Secured First Lien Term B Advance Loan, 5.750%, 12/31/2020	4,891,636	4,695,971
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/20/2021	6,320,546	4,571,872
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	3,383,459	2,639,098
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/18/2020	462,963	428,241
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 7.500%, 08/21/2020	6,941,176	6,455,294
Panda Sherman Power LLC, Senior Secured First Lien Term Loan, 9.000%, 09/14/2018	4,207,407	3,807,703
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	10,045,455	8,940,454
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	2,199,395	2,188,398
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	8,390,838	5,907,150
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.500%, 10/02/2021	2,431,497	2,388,946

		42,469,206

TOTAL FLOATING RATE LOAN INTERESTS (Cost $771,174,266)		693,139,829

CORPORATE BONDS - 44.63%
Automotive - 1.01%
Omega US Sub LLC, Senior Unsecured Bond, 8.750%, 07/15/2023(c)	7,400,000	6,863,500

Banking, Finance, Insurance and Real Estate - 5.03%
Fly Leasing Limited, Senior Unsecured Bonds, 6.375%, 10/15/2021	4,100,000	4,094,875
Hockey Merger Sub 2 Inc, Senior Unsecured Bond, 7.875%, 10/01/2021(c)	4,000,000	3,610,000
HUB Holdings LLC, Senior Unsecured Bond, 8.125%, 07/15/2019(c)(d)	7,500,000	7,050,000
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(c)	8,750,000	8,039,063
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(c)	12,200,000	10,049,750

Annual Report | December 31, 2015	29

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Banking, Finance, Insurance and Real Estate (continued)
Opal Acquisition Inc, Senior Unsecured Bond, 8.875%, 12/15/2021(c)	$1,608,000	$1,340,670

		34,184,358

Beverage, Food and Tobacco - 2.93%
Alphabet Holding Co Inc, Senior Unsecured Bond, 7.750%, 11/01/2017(d)	3,828,000	3,741,870
Dole Food Co Inc, Senior Secured Bond, 7.250%, 05/01/2019(c)	2,500,000	2,481,250
P F Chang’s China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(c)	13,415,000	11,067,375
US Foods Inc, Senior Unsecured Bond, 8.500%, 06/30/2019	2,500,000	2,581,250

		19,871,745

Capital Equipment - 0.82%
NWH Escrow Corp, Senior Secured Bond, 7.500%, 08/01/2021(c)	6,900,000	5,554,500

Chemicals, Plastics and Rubber - 0.86%
Pinnacle Operating Corporation, Senior Secured Bond, 9.000%, 11/15/2020(c)	2,000,000	1,885,000
Sawgrass Merg Sub, Senior Secured Bond, 8.750%, 12/15/2020(c)	6,000,000	3,930,000

		5,815,000

Construction and Building - 4.01%
Builders FirstSource Inc, Senior Unsecured Bond, 10.750%, 08/15/2023(c)	15,000,000	14,962,500
PriSo Acq Corp / Bldng Pro, Senior Unsecured Bond, 9.000%, 05/15/2023(c)	10,080,000	9,626,400
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(c)	2,700,000	2,659,500

		27,248,400

Consumer Goods Durable - 1.16%
Apex Tool Group LLC, Senior Unsecured Bond, 7.000%, 02/01/2021(c)	650,000	503,750
Hillman Group Inc (The), Senior Unsecured Bond, 6.375%, 07/15/2022(c)	1,300,000	1,085,500
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)	6,000,000	6,300,000

		7,889,250

Consumer Goods Non Durable - 1.29%
Anna Merger Sub Inc, Senior Unsecured Bond, 7.750%, 10/01/2022(c)	6,575,000	5,818,875
Revlon Consumer Products Corporation, Senior Unsecured Bond, Series WI, 5.750%, 02/15/2021	3,000,000	2,917,500

		8,736,375

Containers, Packaging and Glass - 2.08%
Beverage Packaging Holdings Luxembourg II SA, Senior Unsecured Bond, 6.000%, 06/15/2017(c)	1,000,000	971,250
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(c)	15,000,000	13,162,500

		14,133,750

Energy, Oil and Gas - 4.17%
Atlas EN Hldgs OP Co / ATL, Senior Unsecured Bond:
7.750%, 01/15/2021	2,550,000	521,156
9.250%, 08/15/2021	1,800,000	378,000
Calumet Specialty Prod, Senior Unsecured Bond, 7.750%, 04/15/2023(c)	6,600,000	5,643,000
Comstock Resources Inc, Senior Unsecured Bond, 7.750%, 04/01/2019	1,000,000	155,000
CSI Compressco LP / CSI Compressco Finance Inc, Senior Unsecured Bond, 7.250%, 08/15/2022	800,000	596,000
Genesis Energy LP, Senior Unsecured Bond, 6.750%, 08/01/2022	3,650,000	3,120,750
Jupiter Resources Inc, Senior Unsecured Bond, 8.500%, 10/01/2022(c)	8,000,000	3,240,000
Lightstream Resources, Senior Unsecured Bond, Series AI, 9.875%, 06/15/2019	7,808,742	6,520,300

30	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Energy, Oil and Gas (continued)
NGL Energy Partners LP / Fin Corp, Senior Secured Bond, Series WI, 5.125%, 07/15/2019	$2,200,000	$1,749,000
Oneok Inc, Senior Unsecured Bond, 7.500%, 09/01/2023	2,500,000	2,087,500
Sanchez Energy Corp, Senior Unsecured Bond, 6.125%, 01/15/2023	2,800,000	1,526,000
SandRidge Energy Inc, Senior Secured Bond, 8.750%, 06/01/2020(c)	6,250,000	1,906,250
Talos Production LLC, Senior Unsecured Bond, 9.750%, 02/15/2018(c)	2,000,000	870,000

		28,312,956

Forest Products and Paper - 0.38%
Tembec Industries Inc, Senior Secured Bond, 9.000%, 12/15/2019(c)	3,961,000	2,594,455

Healthcare and Pharmaceuticals - 1.46%
Concordia Healthcare Corp., Senior Unsecured Bond, 7.000%, 04/17/2023(c)	4,500,000	3,926,250
JLL / Delta Dutch Pledgeco BV, Senior Unsecured Bond, 8.750%, 05/01/2020(c)(d)	6,200,000	5,998,500

		9,924,750

High Tech Industries - 0.93%
BMC Software Inc, Senior Unsecured Bond, 7.250%, 06/01/2018	5,330,000	4,417,237
Boxer Parent Co Inc, Senior Unsecured Bond, 9.000%, 10/15/2019(c)(d)	3,000,000	1,871,250

		6,288,487

Hotels, Gaming and Leisure - 5.03%
Mood Media Corporation, Senior Unsecured Bond, 9.250%, 10/15/2020(c)	9,850,000	6,402,500
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)	13,074,000	12,837,034
Scientific Games Corp, Senior Secured Bond, 8.125%, 09/15/2018	19,000,000	13,965,000
Scientific Games International Inc, Senior Secured Bond, 7.000%, 01/01/2022(c)	1,000,000	960,000

		34,164,534

Media Advertising, Printing and Publishing - 0.15%
Southern Graphics Inc, Senior Unsecured Bond, 8.375%, 10/15/2020(c)	1,000,000	1,010,000

Media Broadcasting and Subscription - 0.79%
Cequel Communications Holdings I, Senior Unsecured Bond, 6.375%, 09/15/2020(c)	5,500,000	5,396,875

Metals and Mining - 0.72%
Novelis Inc, Senior Unsecured Bond, 8.375%, 12/15/2017	5,000,000	4,887,500

Retail - 1.53%
Nine West Holdings Inc, Senior Unsecured Bond, 8.250%, 03/15/2019(c)	5,600,000	1,176,000
Petco Holdings Inc, Senior Unsecured Bond, 8.500%, 10/15/2017(c)(d)	9,050,000	9,219,688

		10,395,688

Services - Business - 1.47%
Global A&T Electronics, Senior Unsecured Bond, 10.000%, 02/01/2019(c)	6,000,000	4,785,000
Modular Space Corp, Senior Secured Bond, 10.250%, 01/31/2019(c)	12,840,000	5,200,200

		9,985,200

Services - Consumer - 1.59%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	13,500,000	10,766,250

Telecommunications - 4.12%
Avaya Inc, Senior Secured Bond, 10.500%, 03/01/2021(c)	20,000,000	6,900,000
CyrusOne LP / Cyrusone Fin, Senior Unsecured Bond, 6.375%, 11/15/2022	3,350,000	3,467,250
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(c)	7,350,000	7,267,312

Annual Report | December 31, 2015	31

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2015

	Principal Amount	Market Value

Telecommunications (continued)
Frontier Communications, Senior Unsecured Bond 10.500%, 09/15/2022(c)	$750,000	$747,187
Frontier Communications, Senior Unsecured Bond, 7.125%, 01/15/2023	4,000,000	3,470,000
Numericable Group SA, Senior Secured Bond, 6.000%, 05/15/2022(c)	2,250,000	2,188,125
Sorenson Communications Inc, Senior Secured Bond, 9.000%, 10/31/2020(c)(d)	1,530,612	1,446,429
Sorenson Holdings LLC, Senior Unsecured Bond, 13.000%, 10/31/2021(c)(d)	1,163,265	1,209,796
Windstream Corporation, Senior Unsecured Bond, 7.750%, 10/15/2020	1,500,000	1,269,375

		27,965,474

Transportation Cargo - 1.35%
OPE KAG Finance Sub, Senior Unsecured Bond, 7.875%, 07/31/2023(c)	9,200,000	9,165,500

Utilities Electric - 1.75%
GenOn Energy Inc, Senior Secured Bond, 9.875%, 10/15/2020	7,400,000	5,513,000
NRG Energy Inc, Senior Secured Bond, 6.250%, 05/01/2024	3,500,000	2,958,200
RRI Energy Inc, Senior Unsecured Bond, 7.875%, 06/15/2017	3,900,000	3,412,500

		11,883,700

TOTAL CORPORATE BONDS (Cost $372,839,196)		303,038,247

	Shares	Market Value
COMMON STOCK - 0.51%

Consumer Goods Durable - 0.15%
New MMI Holdings Inc(e)	63,870	$1,043,189

Telecommunications - 0.36%
Sorenson Holdings LLC(e)	3,551	2,437,065

TOTAL COMMON STOCK (Cost $2,570,748)		3,480,254

Total Investments - 147.22% (Cost $1,146,584,210)		999,658,330

Assets in Excess of Other Liabilities - 1.53%		10,371,044

Leverage Facility - (48.75)%		(331,000,000)

Net Assets - 100.00%		$679,029,374

Amounts above are shown as a percentage of net assets as of December 31, 2015.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of December 31, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $218,922,734, which represents approximately 32.24% of net assets as of December 31, 2015. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(d)	Option to convert to pay-in-kind security.
(e)	Non-income producing security.

See Notes to Financial Statements.

32	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Assets and Liabilities
December 31, 2015

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at value (Cost $400,777,196, $322,715,807 and $1,146,584,210, respectively)	$ 360,700,303	$284,469,861	$999,658,330
Cash	6,868,341	10,977,772	23,324,255
Receivable for investment securities sold	7,035,395	4,388,926	13,562,514
Interest receivable	2,085,113	3,177,460	12,581,498
Prepaid expenses and other assets	28,298	15,988	85,374
Total Assets	376,717,450	303,030,007	1,049,211,971

LIABILITIES:
Payable for investment securities purchased	12,248,225	10,083,885	32,776,293
Leverage facility (Note 10)	119,500,000	96,000,000	331,000,000
Interest due on leverage facility (Note 10)	64,282	47,072	169,845
Distributions payable to common shareholders	1,369,592	1,244,812	4,689,760
Accrued investment advisory fee payable	314,590	203,407	881,657
Accrued fund accounting and administration fees payable	96,365	62,734	409,728
Accrued trustees’ fees payable	21,584	21,583	21,583
Other payables and accrued expenses	228,946	162,333	233,731
Total Liabilities	133,843,584	107,825,826	370,182,597
Net Assets Applicable to Common Shareholders	242,873,866	195,204,181	679,029,374

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$ 286,029,031	$237,039,878	$840,417,894
Undistributed net investment income	896,703	2,612,927	5,160,303
Accumulated net realized loss on investment securities, futures contracts, written options and foreign currency transactions	(3,974,975)	(6,202,678)	(19,622,943)
Net unrealized depreciation on investment securities, futures contracts and foreign currency transactions	(40,076,893)	(38,245,946)	(146,925,880)
Net Assets Applicable to Common Shareholders	$ 242,873,866	$195,204,181	$679,029,374

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,217,684	12,702,160	44,664,382
Net Asset Value per Common Share	$ 15.96	$15.37	$15.20

See Notes to Financial Statements.

Annual Report | December 31, 2015	33

Blackstone / GSO Funds	Statements of Operations
For the Year Ended December 31, 2015

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$ 25,064,706	$23,034,890	$83,584,949
Facility and other fees	298,715	375,372	939,465
Total Investment Income	25,363,421	23,410,262	84,524,414

EXPENSES:
Investment advisory fee	4,045,056	2,669,011	11,693,352
Fund accounting and administration fees	558,576	368,985	1,754,004
Insurance expense	85,633	45,390	222,850
Legal and audit fees	357,090	201,154	344,109
Custodian fees	138,728	55,178	174,198
Trustees’ fees and expenses	122,067	121,466	126,221
Printing expense	36,627	25,892	62,214
Transfer agent fees	18,763	19,147	18,524
Interest on leverage facility	1,229,053	961,144	3,719,515
Other expenses	165,675	147,417	225,350
Total Expenses	6,757,268	4,614,784	18,340,337
Net Investment Income	18,606,153	18,795,478	66,184,077

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(1,351,512)	(5,246,480)	(19,371,360)
Futures contracts	–	(133,184)	–
Written options	–	110,894	–
Foreign currency transactions	–	–	(997)
Net realized loss:	(1,351,512)	(5,268,770)	(19,372,357)
Change in unrealized appreciation/(depreciation) on:
Investment securities	(31,777,555)	(28,475,090)	(109,844,688)
Futures contracts	–	19,577	–
Translation of assets and liabilities in foreign currency transactions	–	–	407
Net unrealized loss:	(31,777,555)	(28,455,513)	(109,844,281)
Net Realized and Unrealized Loss on Investments	(33,129,067)	(33,724,283)	(129,216,638)

Net Decrease in Net Assets Attributable to Common Shares from Operations	$ (14,522,914)	$(14,928,805)	$(63,032,561)

See Notes to Financial Statements.

34	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Senior Floating Rate		Long-Short Credit		Strategic Credit
	Term Fund		Income Fund		Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014	2015	2014
FROM OPERATIONS:
Net investment income	$18,606,153	$14,060,295	$18,795,478	$11,933,461	$66,184,077	$52,131,751
Net realized gain/(loss) on investment securities, futures contracts, written options and foreign currency transactions	(1,351,512)	(2,643,347)	(5,268,770)	(595,348)	(19,372,357)	371,047
Change in unrealized depreciation on investment securities, futures contracts and translation of assets and liabilities in foreign currency transactions	(31,777,555)	(10,170,768)	(28,455,513)	(12,530,187)	(109,844,281)	(46,297,454)
Distributions to preferred shareholders from net investment income	–	(926,832)	–	–	–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	(14,522,914)	319,348	(14,928,805)	(1,192,074)	(63,032,561)	6,205,344

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(17,804,690)	(13,092,665)	(16,182,551)	(12,238,027)	(60,966,881)	(52,197,207)
From net realized gains	–	(1,202,197)	–	(724,023)	–	(607,131)
From tax return of capital	–	(4,117,920)	–	(2,229,733)	–	(4,544,728)
Net Decrease in Net Assets from Distributions to Common Shareholders	(17,804,690)	(18,412,782)	(16,182,551)	(15,191,783)	(60,966,881)	(57,349,066)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to stockholders from reinvestment of dividends	–	52,686	–	–	–	–
Net Increase from Capital Share Transactions	–	52,686	–	–	–	–
Net Decrease in Net Assets Attributable to Common Shares	(32,327,604)	(18,040,748)	(31,111,356)	(16,383,857)	(123,999,442)	(51,143,722)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	275,201,470	293,242,218	226,315,537	242,699,394	803,028,816	854,172,538
End of period(a)	$242,873,866	$275,201,470	$195,204,181	$226,315,537	$679,029,374	$803,028,816

(a) Including undistributed/ (overdistributed) net investment income of:	$896,703	$–	$2,612,927	$–	$5,160,303	$(55,896)

See Notes to Financial Statements.

Annual Report | December 31, 2015	35

Blackstone / GSO Funds	Statements of Cash Flows
For the Year Ended December 31, 2015

	Senior Floating Rate	Long-Short Credit	Strategic Credit
	Term Fund	Income Fund	Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$ (14,522,914)	$(14,928,805)	$(63,032,561)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by/(used in) operating activities:	–	–	–
Purchases of investment securities	(281,244,534)	(255,078,881)	(867,670,244)
Proceeds from disposition of investment securities	292,038,002	233,177,079	915,216,188
Purchase of option contracts	–	(108,040)	–
Proceeds from sale of option contracts	–	119,858	–
Premiums received from written options transactions	–	274,874	–
Premiums paid from closing written options transactions	–	(163,980)	–
Discounts accreted/premiums amortized	(658,263)	(793,019)	(2,051,029)
Net realized (gain)/loss on:
Investment securities	1,351,512	5,246,480	19,371,360
Written options	–	(110,894)	–
Net change in unrealized depreciation on investment securities	31,777,555	28,47\5,090	109,844,688
Increase in interest receivable	(154,506)	(1,077,547)	(2,591,436)
Decrease in deposits held with broker for futures contracts	–	131,400	–
Decrease in prepaid expenses and other assets	11,512	4,100	5,888
Decrease in payable to custodian/overdrafts	–	–	(150)
Increase/(Decrease) in interest due on senior secured notes/loan facility	(9,358)	19,128	(8,385)
Decrease in accrued investment advisory fees payable	(36,113)	(28,674)	(143,173)
Decrease in variation margin payable	–	(14,766)	–
Increase in accrued fund accounting and administration expense	43,759	27,922	256,004
Increase in accrued trustees’ fees payable	3,147	3,122	4,302
Increase/(Decrease) in other payables and accrued expenses	15,603	(40,368)	38,046
Net Cash Provided by/(Used in) Operating Activities	28,615,402	(4,865,921)	109,239,498

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase/(decrease) in leverage facility	(13,500,000)	23,000,000	(58,500,000)
Distributions paid - common shareholders - net	(16,435,098)	(14,937,739)	(56,277,121)
Net Cash Provided by/(Used in) Financing Activities	(29,935,098)	8,062,261	(114,777,121)

Net Increase/(Decrease) in Cash	(1,319,696)	3,196,340	(5,537,623)
Cash, beginning balance	$ 8,188,037	$7,781,432	$28,861,878
Cash, ending balance	$ 6,868,341	$10,977,772	$23,324,255

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$ 1,238,411	$942,016	$3,727,900

See Notes to Financial Statements.

36	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$18.08	$19.27		$19.31		$18.81		$19.63
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.22	0.92		1.17		1.36		1.34
Net realized and unrealized gain/(loss) on investments	(2.17)	(0.84)		0.08		0.65		(0.70)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)	–	(0.06)		(0.08)		(0.08)		(0.08)
From net realized gains	–	–		0.00		(0.01)		–
Total Income/(Loss) from Investment Operations	(0.95)	0.02		1.17		1.92		0.56

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.17)	(0.86)		(1.06)		(1.23)		(1.23)
From net realized gains	–	(0.08)		(0.15)		(0.19)		(0.15)
From tax return of capital	–	(0.27)		–		–		–
Total Distributions to Common Shareholders	(1.17)	(1.21)		(1.21)		(1.42)		(1.38)

Net asset value per common share - end of period	$15.96	$18.08		$19.27		$19.31		$18.81

Market price per common share - end of period	$14.85	$16.74		$18.85		$20.33		$18.36

Total Investment Return - Net Asset Value(b)	(5.19%)	0.38%		6.27%		10.51%		3.05%
Total Investment Return - Market Price(b)	(4.72%)	(4.99%)		(1.26%)		19.20%		(1.08%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$242,874	$275,201		$293,242		$293,459		$285,298
Ratio of expenses to average net assets attributable to common shares	2.48%	3.02%	(c)	2.73%	(c)	2.78%	(c)	2.79%	(c)
Ratio of net investment income to average net assets attributable to common shares	6.84%	4.88%	(c)	6.02%	(c)	7.04%	(c)	6.91%	(c)
Ratio of expenses to average managed assets(d)	1.67%	2.02%	(c)	1.83%	(c)	1.87%	(c)	1.87%	(c)
Portfolio turnover rate	65%	66%		85%		73%		94%

Annual Report | December 31, 2015	37

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the		For the			For the			For the			For the
	Year Ended		Year Ended			Year Ended			Year Ended			Year Ended
	December 31, 2015		December 31, 2014			December 31, 2013			December 31, 2012			December 31, 2011

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term
Preferred Shares (000s)	$	N/A	$	N/A	(e)		$48,100			$48,109			$48,118
Total shares outstanding (000s)		–		–			48			48			48
Asset coverage per share	$	N/A	$	N/A	(e)		$3,035	(f)		$7,116	(g)		$6,946	(g)
Liquidation preference per share	$	N/A	$	N/A	(e)		$1,000			$1,000			$1,000

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$	N/A		$–	(h)		$96,000			$96,000			$96,000
Average borrowings outstanding during the period (000s)	$	N/A		$96,000	(h)		$96,000			$96,000			$96,000
Asset coverage, end of period per $1,000		N/A		N/A	(h)		$4,556	(i)		$4,057	(j)		$3,972	(j)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$119,500		$133,000		$	N/A		$	N/A		$	N/A
Average borrowings outstanding during the period (000s)		$132,372		$137,412	(k)	$	N/A		$	N/A		$	N/A
Asset coverage, end of period per $1,000		$3,032		$3,069		$	N/A		$	N/A		$	N/A

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Ratios do not reflect dividend payments to preferred shareholders.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	On October 8, 2014, BSL redeemed 100% of the term preferred shares at 100% of their liquidation preference.
(f)

Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund’s total assets and dividing by the sum of the Term Preferred Shares and the Senior Secured Notes and then multiplying by $1,000.

(g)	Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares) from the Fund’s total assets and dividing by the number of Term Preferred Shares outstanding.
(h)

On October 8, 2014, BSL redeemed 100% of the senior secured notes at 100% of their principal amount and entered into a new 364-day revolving credit facility. Average borrowings are shown for the period January 1, 2014 through the redemption date.

(i)

Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund’s total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.

(j)

Calculated by subtracting the Fund’s total liabilities (including Term Preferred Shares but excluding Senior Secured Notes) from the Fund’s total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.

(k)	Since first borrowing was made on October 8, 2014.

See Notes to Financial Statements.

38	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Year Ended December 31, 2012		For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.82	$19.11			$18.97		$18.10		$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.48	0.94			1.13		1.22		0.86
Net realized and unrealized gain/(loss) on investments	(2.66)	(1.03)			0.36		0.95		(0.74)
Total Income/(Loss) from Investment Operations	(1.18)	(0.09)			1.49		2.17		0.12

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.27)	(0.96)			(1.23)		(1.30)		(0.84)
From net realized gains	–	(0.06)			(0.12)		–		–
From tax return of capital	–	(0.18)			–		–		(0.24)
Total Distributions to Common Shareholders	(1.27)	(1.20)			(1.35)		(1.30)		(1.08)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–	–			–		–		(0.04)
Total Capital Share Transactions	–	–			–		–		(0.04)
Net asset value per common share - end of period	$15.37	$17.82			$19.11		$18.97		$18.10

Market price per common share - end of period	$13.48	$15.53			$17.87		$18.75		$17.06

Total Investment Return - Net Asset Value(b)	(6.04%)	(0.06%)			8.34%		12.45%		0.56%
Total Investment Return - Market Price(b)	(5.44%)	(6.86%)			2.50%		17.92%		(9.48%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$195,204	$226,316			$242,699		$240,978		$229,732
Ratio of expenses to average net assets attributable to common shares	2.07%	1.86%			1.85%		1.82%		1.78%	(c)
Ratio of expenses to average net assets excluding interest expense on short sales attributable to common shares	2.07%	1.85%			1.83%		1.82%		1.78%	(c)
Ratio of net investment income to average net assets attributable to common shares	8.45%	4.99%			5.94%		6.54%		5.00%	(c)
Ratio of expenses to average managed assets(d)	1.43%	1.66%			N/A		N/A		N/A	(c)
Portfolio turnover rate	72%	66%			80%		77%		104%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$96,000	$73,000		$	N/A	$	N/A	$	N/A
Average borrowings outstanding during the period (000s)	$100,261	$66,827	(e)	$	N/A	$	N/A	$	N/A
Asset coverage, end of period per $1,000	$3,033	$4,100		$	N/A	$	N/A	$	N/A

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	Since first borrowing was made on July 29, 2014.

See Notes to Financial Statements.

Annual Report | December 31, 2015	39

Blackstone / GSO Strategic Credit Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

				For the Period
				September 26, 2012
	For the	For the	For the	(Commencement of
	Year Ended	Year Ended	Year Ended	Operations) to
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.98	$19.12	$19.19	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.48	1.17	1.21	0.14
Net realized and unrealized gain/(loss) on investments	(2.89)	(1.03)	0.12	0.22
Total Income/(Loss) from Investment Operations	(1.41)	0.14	1.33	0.36

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.37)	(1.17)	(1.21)	(0.13)
From net realized gains	–	(0.01)	(0.14)	(0.01)
From tax return of capital	–	(0.10)	(0.05)	(0.09)
Total Distributions to Common Shareholders	(1.37)	(1.28)	(1.40)	(0.23)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–	–	–	(0.04)
Total Capital Share Transactions	–	–	–	(0.04)

Net asset value per common share - end of period	$15.20	$17.98	$19.12	$19.19

Market price per common share- end of period	$13.37	$16.48	$17.80	$18.55

Total Investment Return - Net Asset Value(b)	(7.42%)	1.27%	7.48%	1.73%
Total Investment Return - Market Price(b)	(11.15%)	(0.29%)	3.51%	(6.09%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$679,029	$803,029	$854,173	$856,376
Ratio of expenses to average net assets attributable to common shares	2.33%	2.32%	2.21%	1.33%	(c)
Ratio of net investment income to average net assets attributable to common shares	8.41%	6.16%	6.26%	2.79%	(c)
Ratio of expenses to average managed assets(d)	1.57%	1.57%	1.57%	1.32%	(c)
Portfolio turnover rate	74%	76%	73%	11%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$331,000	$389,500	$390,000	$125,000
Average borrowings outstanding during the period (000s)	$382,162	$403,727	$357,342	$125,000	(e)
Asset coverage, end of period per $1,000	$3,051	$3,062	$3,190	$7,851

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	Since first borrowing was made on December 27, 2012.

See Notes to Financial Statements.

40	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2015

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act) may extend the life of BSL. If approved, the dissolution date of BSL may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of BSL may be extended an unlimited number of times.

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a diversified closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

Blackstone / GSO Strategic Credit Fund (“BGB” and collectively with BSL and BGX, the “Funds”) is a diversified closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Pursuant to BGB’s Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times.

BGX, BSL and BGB were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, BGX and BSL are now classified as diversified companies as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities and securities of other investment companies. BGX, BSL and BGB may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s assets will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of BGX’s net assets. BGX‘s short positions, either directly or through the use of derivatives, may total up to 30% of BGX’s net assets.

On December 19, 2014 the Board of Trustees approved a change to BGX’s investment guidelines that took effect in January 2015. Under the new investment guidelines, BGX’s long positions, either directly or through the use of derivatives, may total up to 150% of BGX’s net assets. The Fund’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets. Subject to the preceding restrictions, the Fund’s total long and short positions, either directly or through the use of derivatives, may total up to 160% of the Fund’s net assets.

Annual Report | December 31, 2015	41

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2015

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of their financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material. Each Fund is considered an investment company for financial reporting purposes under GAAP.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligations (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities.

42	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2015

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of December 31, 2015:

Blackstone / GSO Senior Floating Rate Term Fund

		Level 2 - Significant	Level 3 - Significant
Investments in Securities at Value*	Level 1 - Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Floating Rate Loan Interests
Aerospace and Defense	$–	$6,324,729	$3,586,949	$9,911,678
Banking, Finance, Insurance and Real Estate	–	18,814,950	2,617,387	21,432,337
Capital Equipment	–	2,855,645	5,029,708	7,885,353
Chemicals, Plastics and Rubber	–	6,659,899	2,553,513	9,213,412
Construction and Building	–	18,441,246	3,801,679	22,242,925
Consumer Goods Non Durable	–	4,665,269	3,985,307	8,650,576
Containers, Packaging and Glass	–	7,354,956	2,830,407	10,185,363
Healthcare and Pharmaceuticals	–	22,789,331	2,314,407	25,103,738
High Tech Industries	–	61,247,510	4,270,552	65,518,062
Hotels, Gaming and Leisure	–	7,884,481	1,851,890	9,736,371
Metals and Mining	–	4,009,154	814,006	4,823,160
Retail	–	12,606,352	3,311,518	15,917,870
Services-Business	–	22,888,343	8,278,203	31,166,546
Telecommunications	–	13,921,870	1,694,200	15,616,070
Transportation Consumer	–	978,624	3,701,778	4,680,402
Utilities Electric	–	11,068,095	10,537,811	21,605,906
Other	–	69,993,126	–	69,993,126
Corporate Bonds	–	6,559,937	–	6,559,937
Common Stock	–	457,471	–	457,471

Total	$–	$299,520,988	$61,179,315	$360,700,303

Blackstone / GSO Long-Short Credit Income Fund

		Level 2 - Significant	Level 3 - Significant
Investments in Securities at Value*	Level 1 - Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Floating Rate Loan Interests
Aerospace and Defense	$–	$4,467,446	$3,176,550	$7,643,996
Banking, Finance, Insurance and Real Estate	–	10,115,704	1,220,672	11,336,376
Beverage, Food and Tobacco	–	4,381,898	652,023	5,033,921
Capital Equipment	–	–	3,416,813	3,416,813
Chemicals, Plastics and Rubber	–	3,440,377	2,132,034	5,572,411
Construction and Building	–	8,945,821	2,397,271	11,343,092
Containers, Packaging and Glass	–	659,733	1,380,177	2,039,910
Healthcare and Pharmaceuticals	–	17,627,194	573,142	18,200,336
High Tech Industries	–	38,336,524	5,845,552	44,182,076
Metals and Mining	–	2,128,318	719,822	2,848,140
Retail	–	7,713,738	2,613,964	10,327,702
Services-Business	–	16,254,099	7,627,695	23,881,794
Telecommunications	–	3,453,172	1,694,200	5,147,372
Transportation Consumer	–	–	3,537,225	3,537,225
Utilities Electric	–	7,110,044	9,020,603	16,130,647
Other	–	45,687,127	–	45,687,127
Collateralized Loan Obligation	–	–	5,848,889	5,848,889
Corporate Bonds	–	61,957,518	–	61,957,518
Common Stock	–	334,516	–	334,516

Total	$–	$232,613,229	$51,856,632	$284,469,861

Annual Report | December 31, 2015	43

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2015

Blackstone / GSO Strategic Credit Fund

		Level 2 - Significant	Level 3 - Significant
Investments in Securities at Value*	Level 1 - Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$22,418,806	$2,425,500	$24,844,306
Banking, Finance, Insurance and Real Estate	–	25,783,706	6,103,362	31,887,068
Beverage, Food and Tobacco	–	21,408,206	2,244,046	23,652,252
Capital Equipment	–	–	5,532,861	5,532,861
Chemicals, Plastics and Rubber	–	7,493,710	9,274,538	16,768,248
Construction and Building	–	27,565,533	8,599,613	36,165,146
Consumer Goods Non Durable	–	11,182,925	1,516,926	12,699,851
Containers, Packaging and Glass	–	10,335,374	8,699,528	19,034,902
Healthcare and Pharmaceuticals	–	50,644,218	3,328,325	53,972,543
High Tech Industries	–	149,496,854	19,982,057	169,478,911
Hotels, Gaming and Leisure	–	12,707,653	2,777,834	15,485,487
Metals and Mining	–	6,737,470	2,766,478	9,503,948
Retail	–	22,873,125	8,816,401	31,689,526
Services-Business	–	49,079,892	19,453,912	68,533,804
Telecommunications	–	12,065,142	1,694,200	13,759,342
Transportation Consumer	–	–	6,783,180	6,783,180
Utilities Electric	–	22,837,514	19,631,692	42,469,206
Other	–	110,879,248	–	110,879,248
Corporate Bonds
Energy, Oil and Gas	–	21,792,656	6,520,300	28,312,956
Other	–	274,725,291	–	274,725,291
Common Stock
Telecommunications	–	–	2,437,065	2,437,065
Other	–	1,043,189	–	1,043,189

Total	$–	$861,070,512	$138,587,818	$999,658,330

*	Refer to each Fund’s Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Blackstone / GSO Senior Floating Rate Term Fund	Floating Rate Loan Interests	Total
Balance as of December 31, 2014	$ 29,982,00	$ 29,982,000
Accrued discount/ premium	153,680	153,680
Realized Gain/(Loss)	(22,761)	(22,761)
Change in Unrealized Appreciation/(Depreciation)	(3,376,172)	(3,376,172)
Purchases	31,097,772	31,097,772
Sales Proceeds	(10,639,952)	(10,639,952)
Transfer into Level 3	27,287,769	27,287,769
Transfer out of Level 3	(13,303,021)	(13,303,021)
Balance as of December 31, 2015	$ 61,179,315	$ 61,179,315

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2015	$ (5,289,712)	$ (5,289,712)

44	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2015

Blackstone / GSO Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation	Total
Balance as of December 31, 2014	$ 20,826,594	$ 1,053,807	$ 21,880,401
Accrued discount/ premium	75,127	29,115	104,242
Realized Gain/(Loss)	(371,917)	(44,115)	(416,032)
Change in Unrealized Appreciation/(Depreciation)	(2,538,425)	(622,718)	(3,161,143)
Purchases	25,086,700	6,491,800	31,578,500
Sales Proceeds	(11,572,332)	(1,059,000)	(12,631,332)
Transfer into Level 3	23,272,072	–	23,272,072
Transfer out of Level 3	(8,770,076)	–	(8,770,076)
Balance as of December 31, 2015	$ 46,007,743	$ 5,848,889	$ 51,856,632

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2015	$ (4,026,903)	$ (670,227)	$ (4,697,130)

Blackstone / GSO Strategic Credit Fund	Floating Rate Loan Interests	Corporate Bonds	Common Stock	Total
Balance as of December 31, 2014	$74,549,136	$–	$1,659,382	$76,208,518
Accrued discount/ premium	177,532	(9,780)	–	167,752
Realized Gain/(Loss)	(732,735)	–	–	(732,735)
Change in Unrealized Appreciation/(Depreciation)	(7,160,649)	(1,284,322)	777,683	(7,667,288)
Purchases	57,236,826	7,814,402	–	65,051,228
Sales Proceeds	(34,087,453)	–	–	(34,087,453)
Transfer into Level 3	71,919,179	–	–	71,919,179
Transfer out of Level 3	(32,271,383)	–	–	(32,271,383)
Balance as of December 31, 2015	$129,630,453	$6,520,300	$2,437,065	$138,587,818

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2015	$(11,546,690)	$(1,284,322)	$777,683	$(12,053,329)

Information about Level 3 fair value measurements as of December 31, 2015:

Blackstone / GSO Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Assets
Floating Rate Loan Interests	$61,179,315	Third-party vendor pricing service	Broker quotes	N/A

Blackstone / GSO Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Assets
Collateralized Loan Obligations	$5,848,889	Third-party vendor pricing service	Vendor quotes	N/A
Floating Rate Loan Interests	$46,007,743	Third-party vendor pricing service	Broker quotes	N/A

Blackstone / GSO Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Assets
Floating Rate Loan Interests	$129,630,453	Third-party vendor pricing service	Broker quotes	N/A
Corporate Bonds	$6,520,300	Comparable Company	Market Yield(a)	16.32%
Common Stock	$2,437,065	Performance Multiple	EBITDA Multiple (a)	7.38x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market Yield	Decrease	Increase
EBITDA Multiple	Increase	Decrease

Annual Report | December 31, 2015	45

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2015

The Funds evaluate transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under “Facility and other fees.”

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders. While no federal income tax provision is required, in early 2016 BSL, BGX and BGB paid excise taxes of $15,132, $77,101, and $153,510, respectively.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

As of and during the year ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding preferred shares and/or borrowings, if applicable. The Funds intend to pay any capital gains distributions at least annually.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is an affiliate of The Blackstone Group L.P.

For BSL, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”). For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets.

Each Fund pays every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS (as defined below), a fee of $16,667 per annum, plus $2,500 per regular in-person joint meeting of the Board of Trustees. If such in-person regular board meeting is not held jointly, the respective Fund will pay each Trustee $3,000 for each such meeting attended. For each in-person special meeting of the Board of Trustees, each Fund will pay each Trustee $2,000 if held jointly, and $2,500 per applicable Fund if not held jointly. If a meeting is held telephonically the Funds will pay each Trustee $750 if held jointly, and $1,000 per applicable Fund if not held jointly. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also each receive $2,500 per annum from each fund. The Lead Independent Trustee receives $2,667 from each Fund. In addition, for each joint meeting of a committee of the Board of Trustees that does not occur on a regular meeting or special meeting of the Funds, the Funds will each pay every committee member $750 for each such committee meeting attended. If such committee meeting is not held jointly, the respective Fund will pay each committee member $1,000 for each such meeting attended. The Funds will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

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Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2015

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of the Funds’ respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the Fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

The Bank of New York Mellon serves as the Funds’ custodian. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare Shareowner Services, LLC, are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the year ended December 31, 2015, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$260,723,826	$266,688,796
Blackstone / GSO Long-Short Credit Income Fund	249,679,839	224,950,632
Blackstone / GSO Strategic Credit Fund	839,270,820	870,450,978

NOTE 5. RELATED PARTY TRANSACTIONS

BSL engaged in cross trades with an affiliate during the year ended December 31, 2015 pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between registered investment companies or accounts to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board of Trustees reviews and approves such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ related procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund. BSL purchased a security from an account for which the Adviser is the investment adviser in the amount of $3,174,869. This purchase was approved by the Fund’s Board of Trustees.

NOTE 6. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Common shares outstanding - beginning of period	15,217,684	15,214,886
Common shares issued as reinvestment of dividends	–	2,798
Common shares outstanding - end of period	15,217,684	15,217,684

Blackstone / GSO Long-Short Credit Income Fund	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Common shares outstanding - beginning of period	12,702,160	12,702,160
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	12,702,160	12,702,160

Blackstone / GSO Strategic Credit Fund	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

Annual Report | December 31, 2015	47

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2015

NOTE 7. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s managed assets will be invested in Secured Loans. Under normal market conditions, at least 80% of BGB’s Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGX defines its managed assets as net assets plus effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). At December 31, 2015, 82.28% of BSL’s Managed Assets were held in Senior Loans, 74.28% of BGX’s Managed Assets were held in Secured Loans, and 98.63% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At December 31, 2015, BSL, BGX and BGB had invested $55,372,200, $60,294,152 and $185,828,272, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BSL, BGX and BGB typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL, BGX and BGB, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL, BGX and BGB may acquire Loans through assignments or participations. BSL, BGX and BGB typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL, BGX or BGB may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution

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Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2015

procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BSL, BGX or BGB must acquire a Loan through a participation. None of the Funds had outstanding participations as of December 31, 2015.

NOTE 8. DERIVATIVE INSTRUMENTS

BGX entered into futures contracts and written options during the year ended December 31, 2015.

BGX entered into futures contracts on securities. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an interest rate or index or otherwise not calling for settlement by physical delivery) for a set price at a future date. If BGX buys a security futures contract, BGX enters into a contract to purchase the underlying security and is said to be “long” under the contract. If BGX sells a security futures contact, BGX enters into a contract to sell the underlying security and is said to be “short” under the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by BGX.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when BGX seeks to close out a futures contract. Lack of a liquid market for any reason may prevent BGX from liquidating an unfavorable position, and BGX would remain obligated to meet margin requirements until the position is closed. In addition, BGX could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

BGX also entered into written options on an index. When BGX writes or purchases an option, an amount equal to the premium received or paid by BGX is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by BGX on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the BGX has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

BGX had the following transactions in written options during the year ended December 31, 2015:

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2014	–	$–	–	$–
Positions opened	(2,000)	(204,916)	(1,000)	(69,958)
Closed	2,000	204,916	–	–
Exercised	–	–	–	–
Expired	–	–	1,000	69,958
Outstanding, December 31, 2015	–	$–	–	$–

Market Value, December 31, 2015	–	$–	–	$–

Annual Report | December 31, 2015	49

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2015

The effect of derivative instruments on BGX’s Statement of Operations for the year ended December 31, 2015:

			Net Change in
			Unrealized
		Net Realized	Appreciation/
Risk Exposure	Statement of Operations Location	Gain/(Loss)	(Depreciation)
Blackstone / GSO Long-Short Credit Income Fund
Interest Rate Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(deprecation) on futures contracts	$(133,184)	$19,577
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(deprecation) on written options	110,894	–
Total		$(22,290)	$19,577

NOTE 9. COLLATERALIZED LOAN OBLIGATIONS

BGX has invested in Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, BGX will not invest in equity tranches, which are the lowest tranche. However, BGX may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, BGX intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the BGX’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

NOTE 10. LEVERAGE

On August 13, 2010, BSL issued $96 million in aggregate principal amount of senior secured notes and 48,000 term preferred shares with an aggregate liquidation preference of $48 million, both rated “AAA” by Fitch Ratings. On October 8, 2014, BSL redeemed 100% of the senior secured notes and term preferred shares at 100% of their principal amount or liquidation preference, as applicable, and paid amounts representing the final accumulated interest or dividend amounts owed through the redemption date. BSL financed the prepayment of its senior secured notes and term preferred shares with borrowings under a new 364-day revolving credit facility described below.

Through July 29, 2014, BGX employed leverage through securities lending arrangements and swap arrangements. All costs and expenses related to any form of leverage used by BGX are borne entirely by holders of common shares. BGX’s leverage consisted of (i) the amount of securities lending cash collateral held less proforma cash (which includes the net difference between receivables and payables for investments sold/purchased), (ii) the fair market value of the reference securities of total return swaps less cash pledged and (iii) the fair market value of securities sold short less any segregated cash or offsetting securities. BGX’s use of these forms of effective leverage did not exceed 30% of its net assets.

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a bank to borrow money pursuant to a 364-day revolving line of credit (“Leverage Facility”). BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, to borrow up to a limit of $142 million. BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015 and July 28, 2015, to borrow up to a limit of $117 million. BGB entered into an agreement dated December 21, 2012, as amended at December 20, 2013, December 19, 2014, and December 18, 2015 to borrow up to a limit of $425 million. Borrowings under each Agreement are secured by the assets of each Fund. Interest is charged at a rate of 0.75% above LIBOR for BSL & BGX and 0.80% above LIBOR for BGB, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as each Fund may elect, or such other period as the lender may agree in its sole and absolute discretion. Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL and BGX is 0.20% on the undrawn amounts and in BGB is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the

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Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2015

undrawn amounts at any other time. Interest and fees are payable quarterly. Each Fund may elect to extend the applicable Agreement for a further 364-day period with the consent of the lending bank. At December 31, 2015, BSL, BGX, and BGB had borrowings outstanding under its respective Leverage Facility of $119.5 million, $96 million, and $331 million, at an interest rate of 1.07%, 1.09%, and 1.14%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at December 31, 2015. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period of January 1, 2015 through December 31, 2015, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the average interest rate were $132,372,329 and 0.90%, $100,261,370 and 0.91%, and $382,161,644 and 0.94%, respectively.

Under each Agreement, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon. As of December 31, 2015, each Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Funds can create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of December 31, 2015, BSL’s, BGX’s, and BGB’s leverage represented 32.98%, 32.97% and 32.77% of each Fund’s Managed Assets, respectively.

NOTE 11. TAX BASIS DISTRIBUTIONS

Ordinary income (inclusive of short-term capital gains) and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

As determined on December 31, 2015, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Fund	Decrease Paid-in capital	Increase/(Decrease) Accumulated net investment income	Increase Accumulated net realized loss on investments

Blackstone / GSO Senior Floating Rate Term Fund	$(134,312)	$95,240	$39,072
Blackstone / GSO Long-Short Credit Income Fund	$–	$–	$–
Blackstone / GSO Strategic Credit Fund	$–	$(997)	$997

Annual Report | December 31, 2015	51

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2015

The tax character of distributions paid by the Funds during the fiscal years ended December 31, 2015 and December 31, 2014 was as follows:

	Blackstone / GSO Senior	Blackstone / GSO Long-Short	Blackstone / GS0 Strategic
2015	Floating Rate Term Fund	Credit Income Fund	Credit Fund

Distributions Paid From:
Ordinary Income	$17,804,690	$16,182,551	$60,966,881
Long-Term Capital Gain	–	–	–
Return of Capital	–	–	–

Total	$17,804,690	$16,182,551	$60,966,881

	Blackstone / GSO Senior	Blackstone / GSO Long-Short	Blackstone / GSO Strategic
2014	Floating Rate Term Fund	Credit Income Fund	Credit Fund

Distributions Paid From:
Ordinary Income	$14,627,457	$12,778,678	$52,804,338
Long-Term Capital Gain	594,237	183,372	–
Return of Capital	4,117,920	2,229,733	4,544,728

Total	$19,339,614	$15,191,783	$57,349,066

At December 31, 2015, the Funds had available for federal tax purposes unused capital loss carryforwards, which are available to offset future realized gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward losses are as follows:

Fund		Short Term	Long Term

Blackstone / GSO Senior Floating Rate Term Fund		$ 971,742	$ 2,693,396
Blackstone / GSO Long-Short Credit Income Fund		$ 1,052,906	$ 4,967,689
Blackstone / GSO Strategic Credit Fund		$ 2,897,891	$ 16,005,371
The Funds elect to defer to the period ending December 31, 2016, capital losses recognized during the period November 1, 2015 to December 31, 2015 in the amount of:
Fund			Capital Losses
Blackstone / GSO Senior Floating Rate Term Fund			$304,002
Blackstone / GSO Long-Short Credit Income Fund			$169,243
Blackstone / GSO Strategic Credit Fund			$715,669
At December 31, 2015, the components of distributable earnings on a tax basis for the Funds were as follows:
	Blackstone / GSO Senior	Blackstone / GSO Long-Short	Blackstone / GSO Strategic
	Floating Rate Term Fund	Credit Income Fund	Credit Fund

Undistributed ordinary income	$896,703	$2,612,927	$5,160,303
Accumulated capital losses	(3,969,140)	(6,189,838)	(19,618,931)
Unrealized depreciation	(40,082,728)	(38,258,786)	(146,929,892)

Total	$(43,155,165)	$(41,835,697)	$(161,388,520)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at December 31, 2015, were as follows:
	Blackstone / GSO Senior	Blackstone / GSO Long-Short	Blackstone / GSO Strategic
	Floating Rate Term Fund	Credit Income Fund	Credit Fund

Cost of investments for income tax purposes	$400,783,031	$322,728,647	$1,146,588,222

Gross appreciation (excess of value over tax cost)	$659,499	$549,912	$4,466,975
Gross depreciation (excess of tax cost over value)	(40,742,227)	(38,808,698)	(151,396,867)

Net unrealized depreciation	$(40,082,728)	$(38,258,786)	$(146,929,892)

52	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2015

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities that Calculate Net Asset Value Per Share (or its Equivalent).” This is an update to Accounting Standards Codification Topic 820, Fair Value Measurement. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient.

ASU 2015-07 is effective for annual reporting periods beginning on or after December 15, 2015, and interim periods within those annual periods, with retrospective application for all periods presented. Management does not believe the adoption of ASU 2015-07 will have a material effect on the financial statements or disclosures of the Funds.

NOTE 13. SUBSEQUENT EVENTS

Shareholder Distributions for BSL: On January 29, 2016 BSL paid the regularly scheduled distribution in the amount of $0.09 per share to shareholders of record as of December 29, 2015. On February 18, 2016, BSL went ex the regularly scheduled monthly distribution of $0.09 to stockholders of record as of February 22, 2016. On February 25, 2016 BSL declared the regularly scheduled monthly distributions for stockholders of record as of March 23, 2016, April 22, 2016 and May 23, 2016 in the amount of $0.097 per share, an increase of $0.007 per share from the previously declared distribution amount.

Shareholder Distributions for BGX: On January 29, 2016 BGX paid the regularly scheduled distribution in the amount of $0.098 per share to shareholders of record as of December 29, 2015. On February 18, 2016, BGX went ex the regularly scheduled monthly distribution of $0.098 to stockholders of record as of February 22, 2016. On February 25, 2016 BGX declared the regularly scheduled monthly distributions for stockholders of record as of March 23, 2016, April 22, 2016 and May 23, 2016 in the amount $0.098 per share.

Shareholder Distributions for BGB: On January 29, 2016 BGB paid the regularly scheduled distribution in the amount of $0.105 per share to shareholders of record as of December 29, 2015. On February 18, 2016, BGB went ex the regularly scheduled monthly distribution of $0.105 to stockholders of record as of February 22, 2016. On February 25, 2016 BGB declared the regularly scheduled monthly distributions for stockholders of record as of March 23, 2016, April 22, 2016 and May 23, 2016 in the amount $0.105 per share.

Annual Report | December 31, 2015	53

Blackstone / GSO Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund (the “Funds”) as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund as of December 31, 2015, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 26, 2016

54	www.blackstone-gso.com

Blackstone / GSO Funds	Summary of Dividend Reinvestment Plan
December 31, 2015 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

Annual Report | December 31, 2015	55

Blackstone / GSO Funds	Additional Information
December 31, 2015 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available (1) on the Funds’ website located at http://www.blackstone-gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Tax Information. For the fiscal year ended December 31, 2015, the qualified interest related dividend percentages for foreign shareholders were:

Fund Name	Percentage

Blackstone /GSO Senior Floating Rate Term Fund	95.90%
Blackstone /GSO Long Short Credit Income Fund	100.00%
Blackstone /GSO Strategic Credit Fund	95.51%

In early 2016, if applicable, shareholders of record will receive information for the distributions paid to them by the Funds during the calendar year 2015 via Form 1099.

56	www.blackstone-gso.com

Blackstone / GSO Funds	Privacy Procedures
December 31, 2015 (Unaudited)

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and income
● Assets and investment experience
● Risk tolerance and transaction history
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

Annual Report | December 31, 2015	57

Blackstone / GSO Funds	Privacy Procedures
December 31, 2015 (Unaudited)

Who We Are

Who is providing this notice?

Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Income Fund

What We Do

How do Blackstone Registered Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

●      open an account or give us your income information

●      provide employment information or give us your contact information

●      tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●      sharing for affiliates’ everyday business purposes—information about your creditworthiness

●      affiliates from using your information to market to you

●      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●      Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Blackstone Registered Funds do not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Our joint marketing partners include financial services companies.

Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

58	www.blackstone-gso.com

Blackstone / GSO Funds	Trustees & Officers
December 31, 2015 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board of Trustees to hold office until removed or replaced by the Board of Trustees or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Edward H. D’Alelio	Lead Independent	Trustee Since:	Mr. D’Alelio was formerly a	6	None
Birth Year: 1952	Trustee and member of Audit and Nominating and Governance Committees	BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2017 BGX: 2017 BGB: 2017	Managing Director and CIO for Fixed Income at Putnam Investments, Boston where be retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.
Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016 BGB: 2016	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	6	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2018 BGX: 2018 BGB: 2018	Mr. Jasper is the Managing Partner of Manursing Partners LLC. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	6	Ciner Resources LP
Gary S. Schpero Birth Year: 1953	Trustee, member of Audit Committee and Chairman of Nominating and Governance Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2018 BGX: 2018 BGB: 2018	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	3	EQ Advisors Trust; 1290 Funds

Annual Report | December 31, 2015	59

Blackstone / GSO Funds	Trustees & Officers
December 31, 2015 (Unaudited)

INTERESTED TRUSTEE(2)
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee and member of Pricing Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016 BGB: 2016	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	3	None

OFFICERS
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.
Eric Rosenberg Birth Year: 1968	Chief Financial Officer and Treasurer

Officer Since:
BSL: April 2010 BGX: November 2010

BGB: May 2012

Mr. Rosenberg will resign from the Funds and GSO on or before March 15, 2016 to pursue other opportunities. It is expected that Dohyun (Doris) Lee-Silvestri will be appointed Chief Financial Officer and Treasurer of the Funds on the date of Mr. Rosenberg’s departure from the Funds.

Mr. Rosenberg is a Managing Director and Chief Financial Officer of GSO. He joined GSO in 2008. Prior to that time he spent over 10 years in the prime brokerage business of Goldman, Sachs & Co.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: BSL: September 29, 2015 BGX: September 29, 2015 BGB: September 29, 2015 Term of Office: Indefinite	Mr. Zable is a Senior Managing Director of GSO. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University, and an MBA in Finance from The Wharton School at the University of Pennsylvania.

60	www.blackstone-gso.com

Blackstone / GSO Funds	Trustees & Officers
December 31, 2015 (Unaudited)

OFFICERS (continued)
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.
Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Lee is a Managing Director of GSO and Head of GSO / Blackstone’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)

The “Fund Complex” consists of the Funds, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund, as well as Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund.

(2)	“Interested person” of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Annual Report | December 31, 2015	61

Trustees

Daniel H. Smith, Jr.

    Chairman of the Board of Trustees

Thomas W. Jasper

Michael Holland

Edward H. D’Alelio

Gary S. Schpero

Investment Manager

GSO / Blackstone Debt Funds

    Management LLC

345 Park Avenue, 31st Floor

New York, New York 10154

Administrator

ALPS Fund Services, Inc.

1290 Broadway, 11th Floor

Denver, Colorado 80203

Custodian

The Bank of New York Mellon, N.A.

2 Hanson Place, 8th Floor

Brooklyn, New York 11217

Transfer Agent

Computershare

480 Washington Blvd.

Jersey City, New Jersey 07310

Fund Officers

Daniel H. Smith, Jr.

    President and Chief Executive Officer

Eric Rosenberg

    Chief Financial Officer and Treasurer

Robert Zable

    Executive Vice President

    and Assistant Secretary

Marisa Beeney

    Chief Compliance Officer,

    Chief Legal Officer and Secretary

Jane Lee

    Public Relations Officer

DRIP Administrator

Computershare

P.O. Box 358035

Pittsburgh, Pennsylvania 15252

Independent Registered Public

    Accounting Firm

Deloitte & Touche LLP

555 17th Street, Ste 3600

Denver, Colorado 80202

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Item 2.   Code of Ethics.

(a)

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.   Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Thomas W. Jasper as the registrant’s “audit committee financial expert.” Mr. Jasper is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.   Principal Accounting Fees and Services.

(a)

Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2015 and December 31, 2014 were $83,100 and $80,700, respectively.

(b)

Audit-Related Fees: The aggregate fees billed for the fiscal years ended December 31, 2015 and December 31, 2014 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees: The aggregate fees billed for the fiscal years ended December 31, 2015 and December 31, 2014 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,345 and $6,483, respectively.

(d)

All Other Fees: The aggregate fees billed for the fiscal years ended December 31, 2015 and December 31, 2014, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	There were no non-audit services approved or required to be approved by the registrant’s audit committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2015 and December 31, 2014 were $7,345 and $6,483, respectively.

(h)	Not applicable.

Item 5.   Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Thomas W. Jasper, Chairman

Edward H. D’Alelio

Michael Holland

Gary S. Schpero

Item 6.   Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s proxy voting policies and procedures.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: December 31, 2015

The lead portfolio manager for the registrant (also referred to as the “Fund”) is Robert Zable, who is primarily responsible for the day-to-day management of the Fund and is a member of the U.S. Syndicated Credit Investment Committee (the “Investment Committee”) of GSO / Blackstone Debt Funds Management LLC (the “Adviser”). The Investment Committee approves core investments made by the Fund, but is not primarily responsible for the Fund’s day-to-day management.

Portfolio Managers Name	Title	Length of Service	Business Experience During Past 5 Years
Robert Zable	Portfolio Manager	Since September 2015	Mr. Zable is a Senior Managing Director of the Adviser. Before joining the Adviser in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University, and an MBA in Finance from The Wharton School at the University of Pennsylvania.

Gordon McKemie	Portfolio Manager	Since April 2015	Mr. McKemie is a Vice President of the Adviser and is also responsible for the evaluation and ongoing analysis of primary and secondary fixed income investments across multiple industries. Before joining the Adviser in 2012, Mr. McKemie was an Associate in Leveraged Finance at Citigroup and an Assistant Vice President in high yield research at Barclays Capital, after beginning his career at Lehman Brothers. Mr. McKemie received a B.B.A. from Goizueta Business School at Emory University and is a CFA Charterholder.

(a)(2) As of December 31, 2015, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Material Conflicts if Any
Robert Zable					See below(1)
Registered Investment Companies	3*	$1.7 billion*	0	0
Other Pooled Accounts	18	$10.1 billion	18	$10.1 billion
Other Accounts	1	$0.6 billion	0	0

Gordon McKemie					See below(1)
Registered Investment Companies	4*	$2.5 billion*	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

* Including the registrant.

(1) Potential Conflicts of Interest

The Adviser (including the portfolio managers), The Blackstone Group L.P. (together with its affiliates, “Blackstone”) and their respective affiliates will be subject to certain conflicts of interest. These conflicts will arise primarily from the involvement of the Adviser, Blackstone and their respective affiliates, or collectively, the “Firm,” in other activities that may conflict with the activities of each of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund (collectively, the “Funds”). Fund shareholders should be aware that individual conflicts will not necessarily be resolved in favor of the Funds’ interest.

Broad and Wide-Ranging Activities

The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with the Funds’ or the interests of the Funds’ shareholders. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

The Firm’s Policies and Procedures

Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions reduce the synergies across Blackstone’s various businesses that the Funds expect to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has various asset management and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Furthermore, in addressing related conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that the Funds expect the Adviser to utilize for purposes of recommending investment opportunities. Additionally, the Firm may limit the Funds and/or its portfolio companies from engagement in agreements with, or related to, companies of an Other Account (defined below) and/or from time to time restrict or otherwise limit the ability of the Funds and/or its portfolio companies to engage in businesses or activities competitive with such companies of Other Accounts, either as a result of contractual restrictions or otherwise. Finally, the Firm has in the past and is likely in the future to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Funds, may require the Funds to share such opportunities or otherwise limit the amount of an opportunity the Funds can otherwise take.

Other Relationships

As part of its regular business, the Firm provides a broad range of other services. In addition, the Firm may provide services in the future beyond those currently provided. The Funds will not receive a benefit from fees received in connection with such services. In such a case, an Other Account of the Firm would typically require the Firm to act exclusively on its behalf. This Other Account request may preclude all Firm affiliated clients, including the Funds, from participating in related transactions that would otherwise be suitable. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Funds. In connection with its other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. The Funds’ activities are expected to be constrained as a result of the inability of the Adviser personnel to use such information. For example, employees of the Firm from time to time are prohibited by law or contract from sharing information with the Adviser’s portfolio managers. Additionally, there are expected to be circumstances in which one or more individuals associated with the Firm will be precluded from providing services related to the Funds’ activities because of certain confidential information available to those individuals or to other parts of the Firm (e.g., trading may be restricted). Where the Firm may be engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Funds to act as a participant in such transaction (as a buyer or financing participant), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price and certain other financial terms) and also be subject to the limitations of the 1940 Act.

The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction, the Adviser will consider those relationships and may determine to not consider the investment for the Funds as a result of such relationships, as may be permitted by law. The Funds may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments, as may be permitted by law and in accordance with the Adviser’s applicable procedures.

Allocation of Opportunities

Certain inherent conflicts of interest arise from the fact that the Firm provides investment advisory or sub-advisory services both to the Funds and other clients, including other investment funds, and any other investment vehicles that the Adviser or its affiliates may establish from time to time, as well as client accounts (including one or more managed accounts (or other similar arrangements, including those that may be structured as one or more entities) and proprietary accounts managed by the Firm in which the Funds will not have an interest (such other clients, funds and accounts, collectively the “Other Adviser Accounts”). In addition, the Firm provides investment management services to other clients, including other investment funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time, client accounts, and proprietary accounts in which the Funds will not have an interest (such other clients, funds and accounts, collectively, the “Other Blackstone Accounts” and, together with the Other Adviser Accounts, the “Other Accounts”). The respective investment programs of the Funds and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend investments or actions to Other Accounts, in accordance with the investment objectives and strategies of such Other Accounts, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Funds although it is Adviser’s policy, to the extent reasonably practicable, to recommend for allocation and/or allocate investment opportunities to the Funds on a fair and equitable basis over time relative to its Other Accounts, even though their investment mandates have elements in common with those of the Funds. The Adviser or its affiliates may enter into transactions for Other Accounts where they have investment discretion that the Adviser determines not invest on behalf of the Funds for regulatory, investment or other reasons. Affiliates of the Adviser engage in an investment advisory business separate from the Adviser, including with respect to accounts that compete with the Funds, and have no obligation to make investment opportunities available to the Funds.

While the Adviser will seek to manage potential conflicts of interest in good faith, the portfolio transactions effected by the Adviser and Blackstone in managing their respective Other Accounts could conflict with the transactions and strategies utilized by the Adviser in providing investment advisory services to the Funds and may affect the prices and availability of the securities and instruments in which the Funds invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Funds and Other Accounts.

The Adviser may have a conflict of interest in allocating investment opportunities between the Funds and Other Accounts, including where the Adviser may be incentivized to invest on behalf of the Funds that may favor the interests of an affiliate or Other Accounts. This potential conflict may be exacerbated where the Adviser has more attractive incentive fees for such Other Accounts, or where individuals of the Adviser who are responsible for selecting investments for the Funds have large personal stakes in Other Accounts, or where personnel of the Adviser benefit directly or indirectly from compensation generated by Other Accounts. In each such case, such transactions will be governed by, and the Adviser will allocate or make allocation recommendations in accordance with, procedures designed and adopted by the Adviser to manage such conflicts of interest.

Certain distressed investment opportunities may offer high potential returns, but may not, in the judgment of the Adviser, be suitable for the Funds. As a result, such investment opportunities may be allocated to Other Accounts with similar investment strategies as the Funds and may not be allocated to the Funds. Such investments, while high risk, can at times offer exceptional returns, and the Funds may not be able to participate in these returns.

The Adviser is committed to transacting in securities and loans in a manner that is consistent with the Funds’ investment objectives and those of the Other Accounts, and to allocating investment opportunities (including purchase and sale opportunities) among the Funds and the Other Accounts on a fair and equitable basis. In allocating investment opportunities, the Adviser determines which clients’, including the Funds’ and the Other Accounts’, investment mandates are consistent with the investment opportunity taking into account the Funds’ and such Other Account’s risk/return profile, investment guidelines and objectives, and liquidity objectives. As a general matter, investment opportunities will be allocated pro rata among the Funds and the Other Accounts based on their respective targeted acquisition size (which may be based upon available capacity or, in some cases, a specified maximum target size of such client) or targeted sale size (which is generally based upon the position size held by selling clients), in a manner that takes into account the applicable factors listed below. In addition, the Adviser complies with specific allocation procedures set forth in the applicable Fund governing documents and those of Other Accounts and described during the marketing process. While no client will be favored over any other client, in allocating investment opportunities certain clients may have priority over other clients consistent with disclosures made to the applicable investors. Consistent with the foregoing, the Adviser will generally allocate investment opportunities pursuant to certain allocation methodologies as appropriate depending on the nature of the investment. Notwithstanding the foregoing, investment opportunities may be allocated in a manner that differs from such methodologies but is otherwise fair and equitable to the Funds and the Other Accounts taken as a whole (including, in certain circumstances, a complete opt-out for the Funds or an Other Account from an allocation). In instances where the Funds and Other Accounts target different strategies but overlap with respect to certain investment opportunities, the Adviser may determine that a particular investment most appropriately fits within the portfolio and strategy focus of the relevant Other Account and may allocate the investment to such Other Account but not to the Funds. Any such allocations must be documented in accordance with the Adviser’s procedures and be undertaken with reference to one or more of the following considerations: (a) the risk-return and target-return profile of the investment opportunity relative to the Funds’ and the Other Accounts’ current risk profile; (b) the Funds’ or the Other Accounts’ investment guidelines, restrictions, terms and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings; (c) the need to re-size risk in the Funds’ or the Other Accounts’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Funds’ and the Other Accounts’ portfolios) and taking into account any existing non-pro rata investment positions in such portfolios; (d) the Funds’ and the Other Accounts’ liquidity considerations, including during a ramp-up or wind-down of the Funds or Other Accounts, proximity to the end of the Funds’ or the Other Accounts’ specified terms or investment period, any redemption/withdrawal requests from or with respect to the Funds or the Other Accounts, anticipated future contributions and available cash; (e) tax consequences; (f) regulatory or contractual restrictions or consequences; (g) avoiding de minimis or odd lot allocations; (h) availability and degree of leverage and any requirements or other terms of any existing leverage facilities; (i) the Funds’ or the Other Accounts’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector; (j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Funds or an Other Account; (k) managing any actual or potential conflict of interest; (l) with respect to investments that are made available to the Adviser by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts) which may not be available for the Funds or the Other Accounts, the absence of such relationships; and (m) any other considerations deemed relevant by the Adviser and its affiliates. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over the Funds, notwithstanding the Adviser’s general policy of pro rata allocation. Individual conflicts will not necessarily be resolved in favor of the Funds’ interests, but the Funds will be treated fairly and equitably over time and in a manner consistent with the Adviser’s fiduciary duties.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Adviser or its affiliates consider equitable.

From time to time, the Adviser expects the Funds and Other Accounts to make investments at different levels of a borrower’s or an issuer’s capital structure or otherwise in different classes of a borrower’s or an issuer’s securities, as may permitted by law and subject to compliance with appropriate procedures. When making such investments, the Adviser expects the Funds and such Other Accounts to have conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. To the extent that the Funds hold interests that are different (or more senior or junior) than those held by the Other Accounts, the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts are in conflict with those of the Funds. Furthermore, it is possible that the Funds’ interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts’ involvement and actions relating to their investment. In addition, when the Funds and Other Accounts hold investments in the same borrower or issuer (including in the same level of the capital structure), the Funds may be prohibited by applicable law from participating in restructuring, work-outs, renegotiations or other activities related to its investment in the borrower or issuer due to the fact that Other Accounts hold investments in the same borrower or issuer. As a result, the Funds may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Funds’ best economic interests to do so. Also, the Funds may be prohibited by applicable law from investing in a borrower or issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Funds to do so. In addition, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Funds and their affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid allocating an investment opportunity to the Funds that it would otherwise allocate, subject to the Adviser’s then-current allocation policy and any applicable exemptive orders over time.

Service Providers

The Funds’ service providers (including lenders, brokers, attorneys and investment banking firms) may be investors in the Funds and/or sources of investment opportunities and counterparties therein. This may influence the Adviser in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Funds that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that the Adviser believes to be of benefit to the Funds or Other Accounts). Advisers and their service providers, or their affiliates, often charge different rates or have different arrangements for specific types of services. Therefore, based on the types of services used by the Funds and their portfolio companies as compared to the Adviser, Blackstone and their affiliates and the terms of such services, the Adviser, Blackstone or their affiliates may benefit to a greater degree from such vendor arrangements than the Funds or their portfolio companies.

Allocation of Personnel

The Adviser and its officers, managers, members and employees will devote as much of their time to the Funds’ activities as the Adviser deems necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, the Firm expects to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with the Funds and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser and its officers, managers, members and employees will not be devoted exclusively to the Funds’ business but will be allocated between the Funds’ business and the management of the assets of other clients of the Adviser.

Material Non-Public Information

The Adviser or certain of its affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of the Funds until such time as the information became public or was no longer deemed material to preclude the Funds from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the Funds’ affairs will be limited. Therefore, the Funds may not have access to material nonpublic information in the possession of the Firm which might be relevant to an investment decision to be made on the Funds’ behalf, and the Adviser may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Adviser may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Trading by Firm Personnel

The officers, directors, members, managers and employees of the Adviser or Blackstone may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by the Adviser or the Firm, as applicable.

Possible Future Activities

The Firm may expand the range of services that it provides over time. The Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Funds. These clients may themselves represent appropriate investment opportunities for the Funds or may compete with the Funds for investment opportunities.

Portfolio Company Relationships

The entities in which the Funds invest are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Accounts managed by the Firm that, although the Firm determines to be consistent with the requirements of such Other Accounts’ governing agreements, may not have otherwise been entered into but for the affiliation with the Firm, and/or that involve fees and/or servicing payments to Firm-affiliated entities from which the Funds will derive no benefit, subject to applicable law. For example, the Firm may offer the Funds’ portfolio companies and portfolio companies of its Other Accounts the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company.

With respect to transactions or agreements with portfolio companies, at times if unrelated officers of a portfolio company have not yet been appointed, subject to applicable law, the Firm may be negotiating and executing agreements between the Firm and/or the Funds on the one hand, and the portfolio company or its affiliates on the other hand, including management services agreements or similar agreements, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms and regulatory restrictions.

From time to time employees of the Firm may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, the Firm receives directors’ fees or other similar compensation. Such amounts may, but are not expected to be, material, and will not be passed through to the Funds.

Transactions with Other Accounts

From time to time, the Funds may enter into purchase and sale transactions with Other Accounts. Such transactions will be conducted in accordance with, and subject to, the Adviser’s fiduciary obligations to the Funds, the 1940 Act and the rules thereunder and other applicable law.

Other Affiliate Transactions

The Funds may acquire a security from an issuer in which a separate security has been acquired by other the Adviser or Blackstone affiliates. When making such investments, the Funds and other Adviser or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where the Funds become a lender to a company when an affiliate of the Adviser owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Funds’ investment will be equivalent to or better than the returns obtained by the other affiliates.

In addition, the 1940 Act limits the Funds’ ability to enter into certain transactions with certain of the Funds’ affiliates. As a result of these restrictions, the Funds may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, the Funds may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Adviser between its interests in the Funds and the portfolio company, in that the ability of the Adviser to act in the Funds’ best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of the Funds’ affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Funds.

Restrictions Arising under the Securities Laws

The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Funds, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the Funds’ performance.

Senior and Other Advisors

The Adviser may engage and retain senior advisors, industry experts, consultants, and other similar professionals (“Senior and Other Advisors”) who are not employees or affiliates of the Adviser and who, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies (as well as from the Adviser or its clients). In such circumstances, such payments from, or allocations of a profits interest with respect to, portfolio companies and/or clients will not result in the offset of any management fees otherwise due. These Senior and Other Advisors often have the right to co-invest alongside clients, including in those investments in which they are involved, or otherwise participate in equity plans for management of any such portfolio company, and such co-investment and/or participation (which generally would reduce the amount invested by clients in any investment) generally would not be considered as part of the Adviser’s side-by-side co-investment rights. Additionally, and notwithstanding the foregoing, these Senior and Other Advisors may be (or have the preferred right to be) investors in other Advisor clients and/or be permitted to participate in the Adviser’s side-by-side co-investment rights. The nature of the relationship with each of the Senior and Other Advisors and the amount of time devoted or required to be devoted by them varies considerably. In certain cases, they may provide the Adviser with industry-specific insights and feedback on investment themes, assist in transaction due diligence, make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles and serve as executives or directors on the boards of portfolio companies or contribute to the origination of new investment opportunities. In certain instances, the Adviser has formal arrangements with these Senior and Other Advisors (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They are either compensated (including pursuant to retainers and expense reimbursement) by the Adviser, the relevant clients, and/or portfolio companies or otherwise uncompensated unless and until an engagement with a portfolio company develops. In certain cases, the Senior and Other Advisors have certain attributes of Adviser “employees” (e.g. they may have dedicated offices at the Adviser, participate in general meetings and events for Adviser personnel, work on Adviser matters as their primary or sole business activity) even though they are not considered Adviser employees, affiliates or personnel for the purposes of certain agreements and provisions within such agreements. There can be no assurance that any of the Senior and Other Advisors will continue to serve in such roles and/or continue their arrangements with the Adviser, the clients and/or any portfolio companies throughout the term of the relevant clients.

(a)(3) Portfolio Manager Compensation as of December 31, 2015.

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of December 31, 2015.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Robert Zable	$10,001-$50,000
Gordon McKemie	$10,001-$50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10.   Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.   Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Strategic Credit Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 9, 2016

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Strategic Credit Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 9, 2016

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 9, 2016